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                           THE PHOENIX COMPANIES, INC.

                                       TO

                                 SUNTRUST BANK,
                                     Trustee

                                    INDENTURE

                     7.45% Quarterly Interest Bonds due 2032

                          Dated as of December 27, 2001
                               -------------------

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                                                                   i
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                                TABLE OF CONTENTS
                              ---------------------

                                                                           Page

Article One

Article Two

Article Three

Article Four

Article Five

   Section 503. Collection of Indebtedness and Suits for Enforcement by

   Section 508. Unconditional Right of Holders to Receive Principal, Premium and

Article Six

Article Seven

Article Eight

Article Nine

Article Ten

Article Eleven

Article Twelve
         DEFEASANCE AND COVENANT DEFEASANCE...................................48

   Section 1201. Company's Option to Effect Defeasance or Covenant

   Section 1205. Deposited Money and U.S. Government Obligations to Be Held in
                 Trust; Miscellaneous Provisions..............................50
   Section 1206. Reinstatement................................................51

NOTE: This  reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.
                                                                   v
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                   CERTAIN SECTIONS OF THIS INDENTURE RELATING
                          TO SECTIONS 310 THROUGH 318,
                  INCLUSIVE OF THE TRUST INDENTURE ACT OF 1939:

TRUST INDENTURE ACT SECTION                                    INDENTURE SECTION
SECTION 310(a)(1).......................................................609, 610
(a)(2).......................................................................609
(a)(3)............................................................NOT APPLICABLE
(a)(4)............................................................NOT APPLICABLE
(b).....................................................................608, 610
SECTION 311(a)...............................................................613
(b)..........................................................................613
SECTION 312(a)..........................................................701, 702
(b)..........................................................................702
(c)..........................................................................702
SECTION 313(a)...............................................................703
(b)..........................................................................703
(c)..........................................................................703
(d)..........................................................................703
SECTION 314(a)...............................................................704
(a)(4).................................................................101, 1004
(b)...............................................................NOT APPLICABLE
(c)(1).......................................................................102
(c)(2).......................................................................102
(c)(3)............................................................NOT APPLICABLE
(d)...............................................................NOT APPLICABLE
(e)..........................................................................102
SECTION 315(a)...............................................................601
(b)..........................................................................602
(c)..........................................................................601
(d)..........................................................................601
(e)..........................................................................514
SECTION 316(a)...............................................................101
(a)(1)(a)...............................................................502, 512
(a)(1)(b)....................................................................513
(a)(2)............................................................NOT APPLICABLE
(b)..........................................................................508
(c)..........................................................................104
SECTION 317(a)(1)............................................................503
(a)(2).......................................................................504
(b).........................................................................1003
SECTION 318(a)...............................................................107

52
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     INDENTURE,  dated as of December 27, 2001,  between The Phoenix  Companies,
Inc., a corporation  duly  organized and existing under the laws of the State of
Delaware  (herein  called the  "Company"),  having its  principal  office at One
American Row, Hartford,  Connecticut,  and SunTrust Bank, a banking  corporation with trust powers,  duly  organized and existing  under the laws of the State of
Georgia, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

     The  Company  has  duly  authorized  the  execution  and  delivery  of this
Indenture to provide for the issuance of its 7.45% Quarterly  Interest Bonds due
2032 (herein called the "Securities").

     All  things  necessary  to make this  Indenture  a valid  agreement  of the
Company, in accordance with its terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Securities by the Holders thereof,  it is mutually agreed,  for the equal and proportionate benefit of all Holders of the Securities, as follows:

Article One

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

Section 101.      Definitions.
                  -----------

     For all purposes of this Indenture,  except as otherwise expressly provided or unless the context  otherwise  requires:  (1)......the  terms defined in this
Article  have the  meanings  assigned  to them in this  Article  and include the plural as well as the singular;  (2)......all  other terms used herein which are defined in the Trust  Indenture Act,  either  directly or by reference  therein, have the meanings  assigned to them therein;  (3)......all  accounting terms not otherwise  defined herein have the meanings  assigned to them in accordance with generally  accepted  accounting  principles,  and,  except as  otherwise  herein expressly provided,  the term "generally  accepted  accounting  principles" with respect to any  computation  required  or  permitted  hereunder  shall mean such accounting principles as are generally accepted at the date of such computation;
(4)......unless the context otherwise requires, any reference to an "Article" or a  "Section"  refers to an  Article  or a  Section,  as the case may be, of this
Indenture;  and (5)......the words "herein",  "hereof" and "hereunder" and other words of  similar  import  refer  to this  Indenture  as a whole  and not to any particular Article, Section or other subdivision.

     "Act" when used with  respect to any Holder,  has the meaning  specified in
Section 104.

     "Affiliate"  of any  specified  Person means any other  Person  directly or indirectly  controlling  or  controlled  by or under  direct or indirect  common control  with  such  specified  Person.  For the  purposes  of this  definition,
"control"  when used with  respect to any  specified  Person  means the power to direct the  management  and  policies of such  Person,  directly or  indirectly, whether  through the ownership of voting  securities,  by contract or otherwise;
and the terms  "controlling" and "controlled"  have meanings  correlative to the foregoing.

     "Authenticating  Agent" means any Person authorized by the Trustee pursuant to Section 614 to act on behalf of the Trustee to authenticate Securities.

     "Board of Directors"  means either the board of directors of the Company or any duly authorized committee of that board.

     "Board Resolution" means a copy of a resolution  certified by the Secretary or an Assistant  Secretary of the Company to have been duly adopted by the Board of  Directors  and  to be  in  full  force  and  effect  on  the  date  of  such certification, and delivered to the Trustee.

     "Business Day" means each Monday, Tuesday,  Wednesday,  Thursday and Friday which  is  not a day on  which  banking  institutions  in New  York,  New  York,
Hartford,  Connecticut,  the Corporate  Trust Office or any Place of Payment are
authorized or obligated by law or executive order to close.

     "Commission" means the Securities and Exchange Commission,  as from time to time  constituted,  created under the Exchange Act, or, if at any time after the execution of this  instrument such Commission is not existing and performing the duties  now  assigned  to it  under  the  Trust  Indenture  Act,  then  the body performing such duties at such time.

     "Company" means the Person named as the "Company" in the first paragraph of this instrument  until a successor Person shall have become such pursuant to the applicable  provisions of this  Indenture,  and thereafter  "Company" shall mean such successor Person.

     "Company  Request"  or  "Company  Order"  means a written  request or order signed in the name of the Company by its Chairman of the Board, its President or
a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or
an  Assistant  Secretary,  and  delivered  to the Trustee  or,  with  respect to
Sections  303,  304, 305 and 603, any other  employee of the Company named in an
Officers' Certificate delivered to the Trustee.

     "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which as of the date of this Indenture is 25 Park Place, 24th Floor, Atlanta,  Georgia
30303 Attn: Corporate Trust Division.

"corporation" means a corporation,  association, company, joint-stock company or business trust.

"Covenant Defeasance" has the meaning specified in Section 1203.

"Defaulted Interest" has the meaning specified in Section 307.

"Defeasance" has the meaning specified in Section 1202.

     "Depositary"  means the clearing agency  registered  under the Exchange Act that is  designated by the Company to act as  Depositary  for the  Securities in
Section 301 until a successor  Depositary shall have become such pursuant to the applicable  provisions of this Indenture and thereafter  "Depositary" shall mean or include each person who is then a Depositary hereunder.

"Event of Default" has the meaning specified in Section 501.

"Exchange  Act"  means  the  Securities  Exchange  Act of 1934  and any  statute successor thereto, in each case as amended from time to time.

"Expiration Date" has the meaning specified in Section 104.

"Global Security"  means a Security that evidences all or part of the Securities issued to the Depositary and bearing the legend set forth in Section 202.

"Holder" means a Person in whose name a Security is  registered  in the Security
     Register.

     "Indebtedness"  of any person means the  principal of and premium,  if any, and interest due on indebtedness of such Person, whether outstanding on the date of this  Indenture  or  thereafter  created,  incurred or assumed,  which is (a)
indebtedness for money borrowed, and (b) any amendments,  renewals,  extensions, modifications and refundings of any such indebtedness.  For the purposes of this definition,  "indebtedness  for money  borrowed" means (i) any obligation of, or any obligation  guaranteed by, such Person for the repayment of borrowed  money,
whether  or  not  evidenced  by  bonds,  debentures,   notes  or  other  written
instruments,  (ii) any obligation of, or any such obligation guaranteed by, such
Person  evidenced by bonds,  debentures,  notes or similar written  instruments, including  obligations assumed or incurred in connection with the acquisition of property,  assets or businesses  (provided,  however, that the deferred purchase price of any  other  business  or  property  or assets  shall not be  considered
Indebtedness  if the  purchase  price  thereof is payable in full within 90 days from the date on which such indebtedness was created), and (iii) any obligations of such Person as lessee under leases  required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back  transaction to which such Person is a party.

     "Indenture" means this instrument as originally executed and as it may from time to time be supplemented  or amended by one or more indentures  supplemental hereto entered into pursuant to the applicable provisions hereof, including, for all  purposes  of this  instrument  and any  such  supplemental  indenture,  the provisions of the Trust Indenture Act that are deemed to be a part of and govern this instrument and any such supplemental indenture, respectively.

     "Independent  Investment  Banker" means an independent  investment  banking institution of national standing appointed by the Company.

"Interest Payment Date" means the Stated  Maturity of an installment of interest on the Securities.

"Investment  Company  Act"  means  the  Investment  Company  Act of 1940 and any statute successor thereto, in each case as amended from time to time.

     "Maturity" when used with respect to any Security,  means the date on which the principal of such Security or an  installment  of principal  becomes due and payable as provided in the Securities or herein provided,  whether at the Stated
Maturity or by declaration of acceleration, call for redemption or otherwise.

"Notice of  Default"  means a written  notice of the kind  specified  in Section
     501(3).

     "Officers'  Certificate"  means a certificate signed by the Chairman of the
Board,  the President or a Vice  President,  and by the Treasurer,  an Assistant
Treasurer,  the  Secretary  or an  Assistant  Secretary,  of  the  Company,  and
delivered to the Trustee.  One of the officers signing an Officers'  Certificate given  pursuant to Section 1004 shall be the principal  executive,  financial or accounting officer of the Company.

     "Opinion of Counsel" means a written opinion of counsel, who may be counsel for (and an employee of) the Company, and who shall be reasonably  acceptable to the Trustee.

     "Outstanding"  when used with respect to Securities,  means, as of the date of determination,  all Securities theretofore  authenticated and delivered under this Indenture, except:

(1)  Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

(2)  Securities  for whose payment or redemption  money in the necessary  amount has been theretofore  deposited with the Trustee or any Paying Agent (other than the  Company)  in trust or set  aside and  segregated  in trust by the
     Company (if the Company  shall act as its own Paying Agent) for the Holders of such  Securities;  provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

(3)  Securities  which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been  authenticated and delivered pursuant to this  Indenture,  other than any such  Securities in respect of which there shall have been presented to the Trustee proof  satisfactory to it that such  Securities  are held by a bona fide  purchaser in whose hands such Securities are valid  obligations of the Company;  provided,  however, that in determining  whether the Holders of the requisite  principal amount of the  Outstanding  Securities  have  given,  made or taken  any  request, demand,  authorization,  direction, notice, consent, waiver or other action hereunder as of any date,  (A) the  principal  amount of an Original  Issue
     Discount  Security  which  shall be deemed to be  Outstanding  shall be the amount of the  principal  thereof which would be due and payable as of such date upon  acceleration  of the Maturity  thereof to such date  pursuant to
     Section 502, (B) if, as of such date,  the principal  amount payable at the
     Stated Maturity of a Security is not determinable,  the principal amount of such Security which shall be deemed to be  Outstanding  shall be the amount as  specified  or  determined  as  contemplated  by  Section  301,  and (C)
     Securities  beneficially owned by the Company or any other obligor upon the
     Securities  or any  Affiliate of the Company or of such other obligor shall
     be  disregarded  and  deemed  not  to  be  Outstanding,   except  that,  in
     determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee knows to be so owned shall be so  disregarded.  Securities  so owned which have been pledged  in good  faith  may be  regarded  as  Outstanding  if the  pledgee establishes to the  satisfaction  of the Trustee the pledgee's  right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

     "Paying  Agent"  means any  Person  authorized  by the  Company  to pay the principal  of or any  premium or  interest  on any  Securities  on behalf of the
Company.

     "Person" means any  individual,  corporation,  partnership,  joint venture, association,  limited liability company, trust,  unincorporated  organization or government or any agency or political subdivision thereof.

     "Place of  Payment"  when used with  respect to the  Securities,  means the place or places  where the  principal  of and any  premium  and  interest on the
Securities are payable as specified as contemplated by Section 301.

     "Predecessor  Security" of any  particular  Security  means every  previous
Security  evidencing all or a portion of the same debt as that evidenced by such particular  Security;  and,  for the purposes of this  definition,  any Security authenticated  and  delivered  under Section 306 in exchange for or in lieu of a mutilated,  destroyed,  lost or stolen  Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

     "Principal  Subsidiaries"  means Phoenix Life Insurance Company and Phoenix
Investment Partners,  Inc., or any Subsidiary succeeding to any substantial part of the business now conducted by any of those corporations.

     "Redemption  Date" when used with  respect to any  Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

     "Redemption  Price" when used with  respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

     "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities  means the January 1, April 1, July 1 or October 1 (whether or not a Business Day), as the case may be, next  preceding  such Interest  Payment
Date.

     "Responsible  Officer"  of the  Trustee  means an officer  assigned  to the
Corporate  Trust  Division of the Trustee  and  located at the  Corporate  Trust
Office.

     "Securities"  has the meaning stated in the first recital of this Indenture and more  particularly  means any Securities  authenticated  and delivered under this Indenture.

     "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

     "Security  Register" and "Security  Registrar" have the respective meanings specified in Section 305.

     "Significant  Subsidiary"means  any "significant  subsidiary" as defined in
Rule 1-02(w) of Regulation S-X promulgated under the Exchange Act.

     "Special  Record Date" for the payment of any  Defaulted  Interest  means a date fixed by the Trustee pursuant to Section 307.

     "Stated Maturity" when used with respect to any Security or any installment of  principal  thereof or interest  thereon,  means the date  specified  in such
Security  as the fixed  date on which the  principal  of such  Security  or such installment  of principal  or interest is due and  payable,  in the case of such principal or installment of principal, as such date may be extended or shortened as provided pursuant to the terms of such Security.

     "Subsidiary" means a corporation, partnership or other entity of which more than 50% of the  outstanding  voting  stock or  equivalent  interest  is  owned, directly or indirectly, by the Company or by one or more other Subsidiaries,  or by the  Company  and one or more other  Subsidiaries.  For the  purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of  directors,  whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

     "Trust  Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed;  provided,  however,  that in the event the Trust  Indenture  Act of 1939 is amended  after such date,  "Trust
Indenture Act" means, to the extent  required by any such  amendment,  the Trust
Indenture Act of 1939 as so amended.

     "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture,  and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

     "Vice  President"  when used with  respect to the  Company or the  Trustee, means any officer with a title of "Vice  President",  "Senior Vice President" or
"Executive Vice President".

Section 102.      Compliance Certificates and Opinions.
                  ------------------------------------

     Upon any  application  or request by the Company to the Trustee to take any action under any provision of this  Indenture,  the Company shall furnish to the
Trustee  such  certificates  and  opinions  as may be  required  under the Trust
Indenture Act. Each such certificate or opinion shall be given in the form of an
Officers'  Certificate,  if to be  given by an  officer  of the  Company,  or an
Opinion  of  Counsel,  if to be given by  counsel,  and  shall  comply  with the requirements of the Trust Indenture Act and any other  requirements set forth in this Indenture.

     Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(1)  a statement that each  individual  signing such  certificate or opinion has read  such  covenant  or  condition  and the  definitions  herein  relating thereto;

(2)  a  brief  statement  as to the  nature  and  scope  of the  examination  or investigation  upon which the  statements  or  opinions  contained  in such certificate or opinion are based;

(3)  a statement that, in the opinion of each such individual,  he has made such examination  or  investigation  as is necessary to enable him to express an informed  opinion as to whether or not such  covenant or condition has been complied with; and

(4)  a statement  as to whether,  in the opinion of each such  individual,  such condition or covenant has been complied with.

Section 103.      Form of Documents Delivered to Trustee.
                  --------------------------------------

     In any case where  several  matters  are  required to be  certified  by, or covered by an opinion of, any specified  Person,  it is not  necessary  that all such  matters  be  certified  by, or covered by the  opinion  of,  only one such
Person,  or that they be so certified or covered by only one  document,  but one such Person may certify or give an opinion  with respect to some matters and one or more other such Persons as to other matters,  and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any  certificate  or opinion of an  officer  of the  Company  may be based, insofar as it relates to legal  matters,  upon a  certificate  or opinion of, or representations  by,  counsel,  unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or  representations with respect to the matters upon which his  certificate  or opinion is based are erroneous.  Any such certificate or opinion of counsel may be based,  insofar as
it  relates  to  factual   matters,   upon  a  certificate  or  opinion  of,  or
representations by, an officer or officers,  or other management employee of the
Company or any  Subsidiary  stating  that the  information  with respect to such factual matters is in the possession of the Company or such  Subsidiary,  unless such counsel knows,  or in the exercise of reasonable care should know, that the certificate  or opinion or  representations  with  respect to such  matters  are erroneous.

     Where  any  Person  is  required  to  make,  give  or  execute  two or more applications,  requests, consents,  certificates,  statements, opinions or other instruments  under this Indenture,  they may, but need not, be consolidated  and form one instrument.

Section 104.      Acts of Holders; Record Dates.
                  -----------------------------

     Any request, demand,  authorization,  direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given,  made or taken by Holders  may be  embodied  in and  evidenced  by one or more  instruments  of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing;  and, except as herein otherwise expressly provided,  such action shall become  effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required,  to the Company. Such instrument  or  instruments  (and the  action  embodied  therein  and  evidenced thereby) are herein  sometimes  referred to as the "Act" of the Holders  signing such instrument or instruments.  Proof of execution of any such instrument or of a writing  appointing any such agent shall be sufficient for any purpose of this
Indenture and (subject to Section 601)  conclusive and may be relied upon by the
Trustee and the Company, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such  instrument or writing may be proved by the  affidavit  of a witness of such  execution or by a certificate  of a notary  public  or  other  officer  authorized  by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a  signer  acting  in a  capacity  other  than  his  individual  capacity,  such
certificate  or  affidavit  shall  also  constitute   sufficient  proof  of  his
authority. The fact and date of the execution of any such instrument or writing, or the  authority of the Person  executing  the same,  may also be proved in any other manner which the Trustee deems sufficient.

     The ownership of Securities shall be proved by the Security Register.

     Any request, demand,  authorization,  direction, notice, consent, waiver or other Act of the Holder of any Security  shall bind every  future  Holder of the same Security and the Holder of every Security  issued upon the  registration of transfer  thereof  or in  exchange  therefor  or in lieu  thereof  in respect of anything  done,  omitted or suffered to be done by the Trustee or the Company in reliance  thereon,  whether  or not  notation  of such  action is made upon such
Security. Without limiting the foregoing, a Holder entitled hereunder to give or take any action hereunder with regard to any particular  Security may do so with regard to all or any part of the principal  amount of such Security or by one or more duly appointed  agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

     The Company may, in the circumstances permitted by the Trust Indenture Act, set any day as a record  date for the  purpose  of  determining  the  Holders of
Outstanding  Securities  entitled  to give,  make or take any  request,  demand, authorization,  direction,  notice,  consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided  that the Company may not set a record date for, and the  provisions of this  paragraph  shall not apply  with  respect  to, the giving or making of any notice, declaration,  request or direction referred to in the next paragraph. If any record date is set pursuant to this  paragraph,  the Holders of  Outstanding
Securities on such record date, and no other Holders,  shall be entitled to take the relevant  action,  whether or not such  Holders  remain  Holders  after such record date;  provided that no such action shall be effective  hereunder  unless taken on or prior to the applicable  Expiration Date by Holders of the requisite principal amount of Outstanding  Securities on such record date. Nothing in this paragraph  shall be  construed  to prevent the Company from setting a new record date for any action for which a record date has previously  been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph  shall be construed to render  ineffective any action taken by Holders of the requisite  principal  amount of  Outstanding  Securities on the date such action  is  taken.  Promptly  after  any  record  date is set  pursuant  to this paragraph,  the Company,  at its own expense,  shall cause notice of such record date, the proposed  action by Holders and the applicable  Expiration  Date to be given to the Trustee in writing and to each Holder of  Securities  in the manner set forth in Section 106.

     The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding  Securities  entitled to join in the giving or making of (i) any Notice of Default,  (ii) any declaration of acceleration  referred to in Section  502,  (iii) any  request to  institute  proceedings  referred  to in
Section  507(2) or (iv) any direction  referred to in Section 512. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such  record  date,  and no other  Holders,  shall be  entitled  to join in such notice,  declaration,  request or direction,  whether or not such Holders remain
Holders after such record date;  provided that no such action shall be effective hereunder unless taken on or prior to the applicable  Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date.
Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant  to this  paragraph  (whereupon  the record date  previously  set shall automatically  and with no action by any Person be cancelled  and of no effect), and nothing in this  paragraph  shall be  construed  to render  ineffective  any action  taken by  Holders  of the  requisite  principal  amount  of  Outstanding
Securities on the date such action is taken.  Promptly  after any record date is set pursuant to this paragraph,  the Trustee,  at the Company's  expense,  shall cause  notice of such  record  date,  the  proposed  action by  Holders  and the applicable  Expiration  Date to be given to the  Company in writing  and to each
Holder of Securities in the manner set forth in Section 106.

     With  respect to any record date set  pursuant to this  Section,  the party hereto which sets such record  dates may  designate  any day as the  "Expiration
Date" and from time to time may change  the  Expiration  Date to any  earlier or later day;  provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing,  and to each Holder of Securities in the manner set forth in Section 106, on or prior to the existing  Expiration  Date. If an Expiration  Date is not designated with respect to any record date set pursuant to this Section,  the party hereto which set such record date shall be deemed to have initially  designated the 180th day after such record date as the Expiration Date with respect  thereto,  subject to its  right  to  change  the  Expiration  Date as  provided  in  this  paragraph.
Notwithstanding the foregoing,  no Expiration Date shall be later than the 180th day after the applicable record date.

     Without  limiting the foregoing,  a Holder  entitled  hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal  amount of such Security or by one or more duly appointed  agents  each of which may do so  pursuant  to such  appointment  with regard to all or any part of such principal amount.

Section 105.      Notices, Etc., to Trustee and Company.
                  -------------------------------------

     Any request, demand,  authorization,  direction, notice, consent, waiver or
Act of Holders or other  document  provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

(1)  the Trustee by any Holder or by the Company shall be  sufficient  for every purpose hereunder if made, given, furnished or filed to or with the Trustee in  writing at its  Corporate  Trust  Office,  Attention:  Corporate  Trust
     Division, or

(2)  the Company by the Trustee or by any Holder shall be  sufficient  for every purpose  hereunder  (unless  otherwise  herein  expressly  provided)  if in writing and mailed,  first-class  postage prepaid, to the Company addressed to it at the  address  of  its  principal  office  specified  in the  first paragraph of this instrument or at any other address  previously  furnished in writing to the Trustee by the Company, Attention: General Counsel.

     Neither the Company nor the Trustee  shall be deemed to have  received  any such request, demand,  authorization,  direction, notice, consent, waiver or Act of Holders unless given, furnished or filed as provided in this Section 105.

Section 106.      Notice to Holders; Waiver.
                  -------------------------

     Where this  Indenture  provides  for  notice to Holders of any event,  such notice shall be sufficiently given (unless otherwise herein expressly  provided)
if in writing and mailed,  first-class  postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register,  not later than the latest date (if any),  and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail,  neither the failure to mail such  notice,  nor any defect in any notice so mailed,  to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.  Where this Indenture  provides for notice in any manner,  such  notice may be waived in writing by the Person  entitled to receive such notice,  either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Holders shall be filed with the Trustee,  but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification  as shall be made with the written  approval  of the Trustee  shall constitute a sufficient notification for every purpose hereunder.

Section 107.      Conflict with Trust Indenture Act.
                  ---------------------------------

     If any provision hereof limits,  qualifies or conflicts with a provision of the Trust  Indenture  Act which is  required  under such Act to be a part of and govern this Indenture,  the latter provision shall control.  If any provision of this  Indenture  modifies or excludes any  provision of the Trust  Indenture Act which may be so modified or excluded,  the latter  provision  shall be deemed to apply to this Indenture as so modified or to be excluded, as the case may be.

Section 108.      Effect of Headings and Table of Contents.
                  ----------------------------------------

     The Article and Section  headings  herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 109.      Successors and Assigns.
                  ----------------------

     All  covenants and  agreements in this  Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 110.      Separability Clause.
                  -------------------

     In case any  provision  in this  Indenture  or in the  Securities  shall be invalid, illegal or unenforceable,  the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 111.      Benefits of Indenture.
                  ---------------------

     Nothing in this Indenture or in the Securities,  express or implied,  shall give  to any  Person,  other  than  the  parties  hereto  and  their  successors hereunder,  and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 112.      Governing Law.
                  -------------

     This  Indenture  and the  Securities  shall be governed by and construed in accordance with the law of the State of New York.

Section 113.      Legal Holidays.
                  --------------

     In any case where any Interest Payment Date,  Redemption Date,  Maturity or
Stated   Maturity  of  any  Security   shall  not  be  a  Business   Day,   then
(notwithstanding  any other  provision of this  Indenture  or of the  Securities
(other than a provision  of any  Security  which  specifically  states that such provision shall apply in lieu of this Section)) payment of interest or principal
(and premium, if any) need not be made on such date, but may be made on the next succeeding  Business  Day with  the  same  force  and  effect  as if made on the
Interest Payment Date or Redemption Date, or at the Maturity or Stated Maturity;
provided  that no  interest  shall  accrue  for the  period  from and after such
Interest Payment Date, Redemption Date, Maturity or Stated Maturity, as the case may be, if such  payment  is made or duly  provided  for on the next  succeeding
Business Day.

Section 114.      Computations.
                  ------------

     Unless otherwise  specifically  provided, the certificate or opinion of any independent firm of public  accountants of recognized  standing  selected by the
Board of  Directors  shall be  conclusive  evidence  of the  correctness  of any computation  made under the  provisions  of this  Indenture.  The Company  shall furnish  to the  Trustee  upon its  request  a copy of any such  certificate  or opinion.

Article Two

                                 SECURITY FORMS

Section 201.      Forms Generally.
                  ---------------

     The  Securities  shall be  substantially  in the form attached as Exhibit A hereto with such  appropriate  provisions  as are  required or permitted by this
Indenture,  and may have such letters,  numbers or other marks of identification and such  legends or  endorsements  placed  thereon as may be required to comply with the rules of any  securities  exchange  or  Depositary  therefor or as may, consistently  herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

     The definitive  Securities  shall be printed,  lithographed  or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers  executing such  Securities,  as evidenced by their execution of such Securities.

Section 202.      Form of Legend for Global Securities.
                  ------------------------------------

     Every Global Security  authenticated  and delivered  hereunder shall bear a legend in  substantially  the following form: THIS SECURITY IS A GLOBAL SECURITY
WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN
THE  NAME  OF A  DEPOSITARY  OR A  NOMINEE  THEREOF.  THIS  SECURITY  MAY NOT BE
EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS
SECURITY IN WHOLE OR IN PART MAY BE REGISTERED,  IN THE NAME OF ANY PERSON OTHER
THAN SUCH DEPOSITARY OR A NOMINEE THEREOF,  EXCEPT IN THE LIMITED  CIRCUMSTANCES
DESCRIBED IN THE INDENTURE.

Section 203.      Form of Trustee's Certificate of Authentication.
                  -----------------------------------------------

     The Trustee's  certificates of authentication shall be in substantially the following form:

                          Certificate of Authentication
                          -----------------------------

     This  is  one  of  the  Securities  referred  to  in  the  within-mentioned
Indenture.

Dated:
                                                        ------------------
                                                        as Trustee

                                                        By:_______________
                                                         Authorized Signatory

Article Three

                                 THE SECURITIES

Section 301.      Title; Terms.
                  ------------

     The  initial  aggregate   principal  amount  of  Securities  which  may  be
authenticated  and delivered  under this  Indenture is limited to  $300,000,000, except for Securities  authenticated and delivered upon registration of transfer of, or in exchange  for, or in lieu of,  other  Securities  pursuant to Sections
304,  305,  306,  906 or 1108.  The series  may be  reopened  subsequent  to the issuance of the  Securities  and additional  Securities  issued.  Any Securities issued  pursuant to such reopening  shall be  consolidated  with the outstanding
Securities as a single series.

     The  Securities  shall be known  and  designated  as the  "7.45%  Quarterly
Interest Bonds Due 2032" of the Company.  Their Stated Maturity shall be January
15,  2032,  and they  shall  bear  interest  at the rate per annum of 7.45% from
December  27,  2001,  or from the most  recent  Interest  Payment  Date to which interest has been paid or duly provided for, until the principal thereof is paid or made available for payment,  payable  quarterly on January 15, April 15, July
15 and October 15 of each year, commencing April 15, 2002.

     The principal of and premium, if any, and interest on the Securities (other than Global  Securities) shall be payable at the office or agency of the Company in the Borough of Manhattan,  the City of New York  maintained  for such purpose and at any other office or agency  maintained  by the Company for such  purpose;
provided,  however, that at the option of the Company payment of interest may be made by check  mailed to the  address  of the  Person  entitled  thereto as such address shall appear in the Security Register.

     Payment of the  principal of and  premium,  if any, and any interest on any
Global  Security will be made by transfer of  immediately  available  funds to a bank account in the Borough of Manhattan, the City of New York designated by the
Holder in such coin or currency  of the United  States of America as at the time of payment is legal tender for payment of public and private debts.

     The Securities shall be redeemable as provided in Article Eleven.

     The initial Depositary for the Securities is The Depository Trust Company.

Section 302.      Denominations.
                  -------------

     The Securities  shall be issuable only in registered  form without  coupons and only in denominations of $25 and any integral multiples thereof.

Section 303.      Execution, Authentication, Delivery and Dating.
                  ----------------------------------------------

     The  Securities  shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice  Presidents,  under its corporate seal  reproduced  thereon  attested  by its  Secretary  or one of its  Assistant
Secretaries.  The signature of any of these  officers on the  Securities  may be manual or facsimile.

     Securities  bearing the manual or facsimile  signatures of individuals  who were at any time the proper  officers  of the  Company  shall bind the  Company, notwithstanding  that such  individuals  or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the  execution and delivery of this
Indenture,  the Company may  deliver  Securities  executed by the Company to the
Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities,  and the Trustee in accordance with the Company
Order shall authenticate and deliver such Securities.

     Notwithstanding  the  provisions  of  the  preceding   paragraph,   if  all
Securities  are  not to be  originally  issued  at one  time,  it  shall  not be necessary  to deliver  the Company  Order  otherwise  required  pursuant to such preceding  paragraph at or prior to the  authentication of each Security if such
Company  Order is  delivered  at or prior to the  authentication  upon  original issuance of the first Security to be issued.

     Each Security shall be dated the date of its authentication.

     No Security  shall be entitled to any benefit  under this  Indenture  or be valid or  obligatory  for any purpose  unless there  appears on such  Security a certificate  of  authentication  substantially  in the form  provided for herein executed  by the  Trustee by manual  signature,  and such  certificate  upon any
Security shall be conclusive evidence, and the only evidence, that such Security has  been  duly  authenticated  and  delivered  hereunder.  Notwithstanding  the foregoing, if any Security shall have been authenticated and delivered hereunder but never issued and sold by the  Company,  and the Company  shall  deliver such
Security to the Trustee for  cancellation  as provided in Section  309,  for all purposes of this  Indenture  such  Security  shall be deemed  never to have been authenticated  and  delivered  hereunder  and  shall  never be  entitled  to the benefits of this Indenture.

     Minor  typographical  and other  minor  errors in the text of any  Security shall not affect the validity and enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

     The Company shall execute and the Trustee  shall  authenticate  and deliver one or more Global Securities that (i) shall represent an aggregate amount equal to the aggregate principal amount of the initially issued Securities, (ii) shall be  registered in the name of the  Depositary or the nominee of the  Depositary,
(iii) shall be  delivered  by the Trustee to the  Depositary  or pursuant to the
Depositary's  instruction and (iv) shall bear a legend substantially in the form required in Section 202.

     The Depositary must, at all times while it serves as such Depositary,  be a clearing  agency  registered  under the Exchange  Act, and any other  applicable statute or regulation.

Section 304.      Temporary Securities.
                  --------------------

     Pending the preparation of definitive Securities,  the Company may execute, and upon Company Order the Trustee  shall  authenticate  and deliver,  temporary
Securities  which  are  printed,  lithographed,   typewritten,  mimeographed  or
otherwise produced, in any authorized  denomination,  substantially of the tenor of the  definitive  Securities  in lieu of which  they are  issued and with such appropriate  insertions,  omissions,  substitutions  and other variations as the officers  executing  such  Securities  may  determine,  as  evidenced  by  their execution of such Securities.

     If  temporary  Securities  are issued,  the Company  will cause  definitive
Securities to be prepared without  unreasonable  delay. After the preparation of definitive  Securities,  the  temporary  Securities  shall be  exchangeable  for definitive  Securities upon surrender of the temporary  Securities at the office or agency of the  Company in a Place of Payment,  without  charge to the Holder.
Upon surrender for  cancellation  of any one or more temporary  Securities,  the
Company shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Securities,  of authorized  denominations and of like tenor and aggregate  principal  amount.  Until so exchanged,  the temporary
Securities  shall in all  respects be entitled to the same  benefits  under this
Indenture as definitive Securities.

Section 305.      Registration, Registration of Transfer and Exchange.
                  ---------------------------------------------------

     The Company  shall cause to be kept at the  Corporate  Trust  Office of the
Trustee a register  (the  register  maintained  in such  office and in any other office or agency of the  Company in a Place of Payment  being  herein  sometimes collectively  referred to as the "Security  Register") in which, subject to such reasonable  regulations as it may  prescribe,  the Company shall provide for the registration  of Securities  and of transfers and exchanges of  Securities.  The
Trustee is hereby appointed "Security  Registrar" for the purpose of registering
Securities and transfers of Securities as herein provided.

     Upon surrender for  registration  of transfer of any Security at the office or agency of the Company in a Place of Payment,  the Company shall execute,  and the  Trustee  shall  authenticate  and  deliver,  in the name of the  designated
transferee  or  transferees,   one  or  more  new   Securities,   of  authorized
denominations and of like tenor and aggregate principal amount.

     Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, a Global  Security  representing  all or a portion of the  Securities may not be transferred  except as a whole by the Depositary to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such
Depositary or by such  Depositary or any such nominee to a successor  Depositary or nominee of such successor Depositary.

     At the  option  of  the  Holder,  Securities  may be  exchanged  for  other
Securities,  of  authorized  denominations  and  of  like  tenor  and  aggregate principal  amount,  upon  surrender  of the  Securities  to be exchanged at such office or agency.  Whenever any Securities are so surrendered for exchange,  the
Company shall  execute,  and the Trustee  shall  authenticate  and deliver,  the
Securities which the Holder making the exchange is entitled to receive.

     If at any time the Depositary  notifies the Company that it is unwilling or unable to continue as Depositary or if at any time the Depositary shall cease to be a clearing  agency  registered  under the Exchange Act as provided in Section
303, the Company shall appoint a successor Depositary. If a successor Depositary is not appointed by the Company  within 90 days after the Company  receives such notice or becomes aware of such ineligibility, the Company will execute, and the
Trustee,  upon receipt of a Company Order for the authentication and delivery of individual  Securities,  will  authenticate  and make  available  for  delivery, individual  Securities in an aggregate  principal  amount equal to the principal amount of the Global  Security or  Securities  representing  the  Securities  in exchange for such Global Security or Securities.

     The  Company  may at any  time and in its sole  discretion  determine  that individual  Securities issued in the form of one or more Global Securities shall no longer be  represented by such Global  Security or Securities.  In such event the Company will execute,  and the Trustee,  upon receipt of a Company Order for the authentication and delivery of individual Securities,  will authenticate and make  available for delivery,  individual  Securities in an aggregate  principal amount  equal to the  principal  amount of the  Global  Security  or  Securities representing the Securities in exchange for such Global Security or Securities.

     The Depositary  may surrender a Global  Security in exchange in whole or in part for  individual  Securities on such terms as are  acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge:

(i)  to each Person  specified by such  Depositary a new individual  Security or
     Securities of any  authorized  denomination  as requested by such Person in aggregate  principal  amount  equal to and in  exchange  for such  Person's beneficial interest in the Global Security; and

(ii) to such  Depositary a new Global  Security in a  denomination  equal to the difference,  if any, between the principal amount of the surrendered Global
     Security  and the  aggregate  principal  amount  of  individual  Securities delivered to Holders thereof.

     Upon the exchange of a Global  Security  for  individual  Securities  in an aggregate  principal  amount  equal  to the  principal  amount  of  such  Global
Security,  such Global  Security  shall be canceled by the  Trustee.  Individual
Securities  issued in exchange  for a Global  Security  pursuant to this Section shall be registered in such names and in such  authorized  denominations  as the
Depositary for such Global Security, pursuant to instructions from its direct or indirect  participants  or otherwise,  shall  instruct the Trustee.  The Trustee shall make available for delivery such  individual  Securities to the Persons in whose names such Securities are so registered.

     All  Securities  issued  upon any  registration  of transfer or exchange of
Securities  shall be the valid  obligations of the Company,  evidencing the same debt, and entitled to the same benefits under this Indenture,  as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange  shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written  instrument of transfer in form  satisfactory  to the Company and the Security  Registrar duly executed,  by the Holder thereof or his attorney duly authorized in writing.

     No  service  charge  shall  be made for any  registration  of  transfer  or exchange of Securities,  but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any  registration  of transfer or exchange of Securities,  other than exchanges pursuant to Section 304, 906 or 1107 not involving any transfer.

     If the  Securities  are to be redeemed by the Company in part,  the Company shall not be required  (A) to issue,  register  the  transfer of or exchange any
Securities during a period beginning at the opening of business 15 Business Days before the day of the mailing of a notice of redemption  of any such  Securities selected for  redemption  under Section 1103 and ending at the close of business on the day of such  mailing,  or (B) to register the transfer of or exchange any
Security so selected for  redemption in whole or in part,  except the unredeemed portion of any Security being redeemed in part.

Section 306.      Mutilated, Destroyed, Lost and Stolen Securities.
                  ------------------------------------------------

     If any mutilated Security is surrendered to the Trustee,  the Company shall execute and the Trustee shall  authenticate  and deliver in exchange  therefor a new  Security  of like  tenor and  principal  amount  and  bearing a number  not contemporaneously outstanding.

     If there shall be  delivered to the Company and the Trustee (i) evidence to their  satisfaction of the  destruction,  loss or theft of any Security and (ii)
such  security or  indemnity as may be required by them to save each of them and any agent of either of them  harmless,  then,  in the  absence  of notice to the
Company or the  Trustee  that such  Security  has been  acquired  by a bona fide purchaser,  the Company  shall execute and the Trustee  shall  authenticate  and deliver, in lieu of any such destroyed,  lost or stolen Security, a new Security of like tenor and  principal  amount and bearing a number not  contemporaneously outstanding.

     In case any such mutilated,  destroyed,  lost or stolen Security has become or is about to become  due and  payable,  the  Company  in its  discretion  may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security  under this Section,  the Company may require the payment of a sum  sufficient to cover any tax or other  governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every  new  Security  issued  pursuant  to  this  Section  in  lieu  of any destroyed,  lost or stolen  Security  shall  constitute  an original  additional contractual  obligation of the Company,  whether or not the  destroyed,  lost or stolen  Security  shall be at any  time  enforceable  by  anyone,  and  shall be entitled to all the benefits of this Indenture equally and proportionately  with any and all other Securities duly issued hereunder.

     The  provisions of this Section are  exclusive  and shall  preclude (to the extent lawful) all other rights and remedies with respect to the  replacement or payment of mutilated, destroyed, lost or stolen Securities.

Section 307.      Payment of Interest; Interest Rights Preserved.
                  ----------------------------------------------

     Interest on any Security which is payable,  and is punctually  paid or duly provided for, on any Interest  Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor  Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable,  but is not punctually  paid or duly provided  for, on any Interest  Payment Date (herein  called  "Defaulted
Interest")  shall  forthwith  cease to be payable to the Holder on the  relevant
Regular  Record Date by virtue of having been such  Holder,  and such  Defaulted
Interest may be paid by the Company,  at its election in each case,  as provided in Clause (1) or (2) below:

(1)......The Company may elect to make payment of any Defaulted  Interest to the
     Persons in whose  names the  Securities  (or their  respective  Predecessor
     Securities)  are  registered  at the close of business on a Special  Record
     Date for the payment of such  Defaulted  Interest,  which shall be fixed in the  following  manner.  The Company shall notify the Trustee in writing of the amount of Defaulted  Interest  proposed to be paid on each Security and the date of the proposed  payment,  and at the same time the Company  shall deposit with the Trustee an amount of money equal to the  aggregate  amount proposed  to be paid in respect of such  Defaulted  Interest  or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment,  such money when deposited to be held in trust for the benefit of the Persons  entitled to such Defaulted  Interest as in this
     Clause provided.  Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days  after the  receipt  by the  Trustee of the notice of the proposed  payment.  The Trustee shall  promptly  notify the Company of such
     Special  Record Date and,  in the name and at the  expense of the  Company, shall cause notice of the proposed  payment of such Defaulted  Interest and the Special  Record Date  therefor to be given to each Holder of Securities in the manner set forth in Section 106, not less than 10 days prior to such
     Special  Record  Date.  Notice of the  proposed  payment of such  Defaulted
     Interest and the Special Record Date therefor  having been so mailed,  such
     Defaulted  Interest  shall  be paid  to the  Persons  in  whose  names  the
     Securities (or their respective  Predecessor  Securities) are registered at the close of  business on such  Special  Record Date and shall no longer be payable pursuant to the following Clause (2).

(2)......The  Company  may  make  payment  of  any  Defaulted  Interest  on  the
     Securities   in  any  other  lawful  manner  not   inconsistent   with  the
     requirements  of any  securities  exchange on which such  Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause,  such manner of payment shall be deemed  practicable by the
     Trustee.

     Subject  to  the  foregoing  provisions  of  this  Section,  each  Security delivered  under this Indenture upon  registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest  accrued and unpaid, and to accrue, which were carried by such other Security.

Section 308.      Persons Deemed Owners.
                  ---------------------

     Prior to due presentment of a Security for  registration  of transfer,  the
Company,  the  Trustee and any agent of the Company or the Trustee may treat the
Person in whose name such  Security is  registered as the owner of such Security for the  purpose  of  receiving  payment of  principal  of and any  premium  and
(subject  to  Section  307) any  interest  on such  Security  and for all  other purposes  whatsoever,  whether or not such Security be overdue,  and neither the
Company,  the  Trustee  nor any agent of the  Company  or the  Trustee  shall be affected by notice to the contrary.

Section 309.      Cancellation.
                  ------------

     All  Securities  surrendered  for  payment,  redemption,   registration  of
transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered  to the Trustee and shall be promptly  cancelled by it. The Company may at  any  time  deliver  to  the  Trustee  for  cancellation  any  Securities previously  authenticated  and  delivered  hereunder  which the Company may have acquired  in any manner  whatsoever,  and may  deliver to the Trustee (or to any other  Person for  delivery to the  Trustee)  for  cancellation  any  Securities previously  authenticated  hereunder  which the Company has not issued and sold, and all Securities so delivered shall be promptly  cancelled by the Trustee.  No
Securities  shall be  authenticated in lieu of or in exchange for any Securities cancelled as provided in this  Section,  except as  expressly  permitted by this
Indenture.  All cancelled Securities held by the Trustee shall be disposed of as directed by a Company  Order.  Acquisition  by the Company of any Security shall not operate as a redemption or satisfaction of the  indebtedness  represented by such  Security  unless  and  until  the same is  delivered  to the  Trustee  for cancellation.

Section 310.      Computation of Interest.
                  -----------------------

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. Article Four

                           SATISFACTION AND DISCHARGE

Section 401.      Satisfaction and Discharge of Indenture.
                  ---------------------------------------

     This  Indenture  shall upon Company  Request cease to be of further  effect
(except as to any surviving  rights of  registration  of transfer or exchange of
Securities  herein expressly  provided for), and the Trustee,  at the expense of the Company,  shall execute proper  instruments  acknowledging  satisfaction and discharge of this Indenture, when:

(1)  either

(A)  all  Securities  theretofore  authenticated  and delivered  (other than (i)
     Securities  which have been  destroyed,  lost or stolen and which have been replaced or paid as provided in Section 306 and (ii)  Securities  for whose payment money has  theretofore  been  deposited in trust or segregated  and held in trust by the  Company  and  thereafter  repaid  to the  Company  or discharged  from  such  trust,  as  provided  in  Section  1003)  have been delivered to the Trustee for cancellation; or

(B)  all  such  Securities  not   theretofore   delivered  to  the  Trustee  for
     cancellation

(i)  have become due and payable, or

(ii) will become due and payable at their Stated Maturity within one year, or

(iii)are  to be  called  for  redemption  within  one  year  under  arrangements satisfactory  to the Trustee for the giving of notice of  redemption by the
     Trustee in the name, and at the expense, of the Company,

and the  Company,  in the case of (i),  (ii) or (iii)  above,  has  deposited or caused to be deposited with the Trustee as trust funds:  (A) money in an amount;
(B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any  payment,  money in an amount;  or
(C) a  combination  thereof,  in  each  case  sufficient,  in the  opinion  of a nationally  recognized  firm of independent  public  accountants  expressed in a written certification thereof delivered to the Trustee to pay and discharge, and which  shall  be  applied  by the  Trustee;  to pay  and  discharge  the  entire indebtedness  on such  Securities not  theretofore  delivered to the Trustee for cancellation,  for  principal  and  interest to the date of such deposit (in the case of Securities  which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2)......the  Company  has paid or  caused  to be paid all  other  sums  payable hereunder by the Company; and

(3)......the  Company has delivered to the Trustee an Officers'  Certificate and an Opinion of Counsel,  each stating that all conditions  precedent  herein provided for relating to the  satisfaction  and discharge of this Indenture have been complied with.

     Notwithstanding  the  satisfaction  and  discharge of this  Indenture,  the obligations of the Company to the Trustee under Section 607, the  obligations of the Trustee to any  Authenticating  Agent under  Section 614 and, if money shall have been deposited with the Trustee  pursuant to subclause (B) of Clause (1) of this  Section,  the  obligations  of the Trustee  under Section 402 and the last paragraph of Section 1003 shall survive.

Section 402.      Application of Trust Money.
                  --------------------------

     Subject to the  provisions of the last paragraph of Section 1003, all money deposited  with the  Trustee  pursuant to Section 401 shall be held in trust and applied by it, in  accordance  with the  provisions of the  Securities  and this
Indenture,  to  the  payment,  either  directly  or  through  any  Paying  Agent
(including  the  Company  acting as its own  Paying  Agent) as the  Trustee  may determine, to the Persons entitled thereto, of the principal and any premium and interest for whose payment such money has been deposited with the Trustee.

Article Five

                                    REMEDIES

Section 501.      Events of Default.
                  -----------------

     "Event of Default",  wherever  used herein with respect to the  Securities, means any one of the  following  events  (whatever  the reason for such Event of
Default  and  whether it shall be  voluntary  or  involuntary  or be effected by operation  of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1)......default  in the  payment  of any  interest  upon any  Security  when it becomes due and payable and such default continues for a period of 30 days;
     or

(2)......default  in the payment of the  principal  or  premium,  if any, of any
     Security at its Maturity; or

(3)......default in the performance,  or breach,  of any covenant or warranty of the Company in this Indenture  (other than a covenant or warranty a default in  whose  performance  or  whose  breach  is  elsewhere  in  this  Section specifically  dealt with),  and continuance of such default or breach for a period of 60 days after there has been given,  by  registered  or certified mail,  to the  Company by the  Trustee or to the Company and the Trustee by
     the  Holders  of  at  least  25%  in  aggregate  principal  amount  of  the
     Outstanding  Securities a written notice  specifying such default or breach and  requiring  it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

(4)......the  entry by a court  having  jurisdiction  in the  premises  of (A) a decree or order for  relief in  respect  of the  Company  or any  Principal
     Subsidiary or any other  Significant  Subsidiary in an involuntary  case or proceeding under any applicable  Federal or State  bankruptcy,  insolvency, reorganization  or other similar law or (B) a decree or order adjudging the
     Company  or any  Principal  Subsidiary  or any  Significant  Subsidiary  as
     bankrupt or insolvent,  or approving as properly  filed a petition  seeking reorganization,  arrangement, adjustment or composition of or in respect of the Company or any Principal Subsidiary or any Significant Subsidiary under any applicable  Federal or State law, or appointing a custodian,  receiver, liquidator,  assignee,  trustee,  sequestrator or other similar official of the Company or any Principal Subsidiary or any Significant Subsidiary or of
     any  substantial  part of its  property,  or  ordering  the  winding  up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other  decree or order  unstayed and in effect for a period of 90 consecutive days; or

(5)......the  commencement  by the  Company  or any  Principal  Subsidiary  of a
     voluntary  case  or  proceeding  under  any  applicable  Federal  or  State bankruptcy, insolvency, reorganization or other similar law or of any other case or  proceeding  to be  adjudicated  a bankrupt  or  insolvent,  or the consent  by it to the entry of a decree or order for  relief in  respect of the Company or any Principal Subsidiary or any Significant Subsidiary in an
     involuntary  case or  proceeding  under  any  applicable  Federal  or State bankruptcy,  insolvency,  reorganization  or  other  similar  law or to the commencement of any bankruptcy or insolvency case or proceeding against it,
     or  the  filing  by  it  of  a  petition  or  answer  or  consent   seeking
     reorganization or relief under any applicable  Federal or State law, or the consent by it to the filing of such  petition or to the  appointment  of or taking possession by a custodian, receiver, liquidator,  assignee, trustee, sequestrator  or other  similar  official of the  Company or any  Principal
     Subsidiary or any Significant  Subsidiary or of any substantial part of its property,  or  the  making  by it of  an  assignment  for  the  benefit  of creditors,  or the  admission by it in writing of its  inability to pay its debts  generally as they become due, or the taking of  corporate  action by the Company or any Principal  Subsidiary or any  Significant  Subsidiary in
     furtherance of any such action.

Section 502.      Acceleration of Maturity; Rescission and Annulment.
                  --------------------------------------------------

     If an Event of Default (other than an Event of Default specified in Section
501(4) or 501(5)) with respect to Securities at the time Outstanding  occurs and is  continuing,  then in every such case the  Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities may declare the principal amount of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such  declaration  such  principal  amount (or specified  amount) shall become immediately due and payable.  If an Event of Default specified in Section
501(4) or 501(5) with respect to Securities at the time Outstanding  occurs, the principal  amount on all the  Securities  shall  automatically,  and without any declaration  or other  action on the part of the Trustee or any  Holder,  become immediately due and payable.

     At any time  after  such a  declaration  of  acceleration  with  respect to
Securities  has been made and  before a judgment  or decree  for  payment of the money due has been  obtained  by the  Trustee  as  hereinafter  in this  Article provided,  the  Holders  of a  majority  in  aggregate  principal  amount of the
Outstanding  Securities,  by written notice to the Company and the Trustee,  may rescind and annul such declaration and its consequences if:

(1)  the Company has paid or deposited with the Trustee a sum sufficient to pay

(A)  all overdue interest on all Securities,

(B)  the principal and premium,  if any, of any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C)  to the extent  that  payment of such  interest  is  lawful,  interest  upon overdue  interest  at  the  rate  or  rates  prescribed  therefor  in  such
     Securities, and

(D)  all sums paid or  advanced  by the  Trustee  hereunder  and the  reasonable compensation,  expenses,  disbursements  and advances of the  Trustee,  its agents and counsel; and

(2)  all  Events  of  Default  with  respect  to  Securities,   other  than  the
     non-payment  of the principal (or a specified  portion of the principal) of and interest on Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such  rescission  shall  affect  any  subsequent  default or impair any right consequent thereon.

Section 503.      Collection of Indebtedness and Suits for Enforcement by Trustee.
                  ---------------------------------------------------------------

     The Company covenants that if:

(1)  default is made in the payment of any  interest on any  Security  when such interest becomes due and payable and such default continues for a period of
     30 days, or

(2)  default is made in the payment of the principal or premium,  if any, of any
     Security at the Maturity thereof,

the Company will, upon demand of the Trustee,  pay to it, for the benefit of the
Holders  of such  Securities,  the whole  amount  then due and  payable  on such
Securities  for  principal or premium,  if any, and interest  and, to the extent that  payment of such  interest  shall be legally  enforceable,  interest on any overdue principal or premium,  if any, and on any overdue interest,  at the rate or rates prescribed therefor in such Securities,  and, in addition thereto, such further  amount  as shall be  sufficient  to cover the  costs  and  expenses  of collection,  including the reasonable compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts  forthwith  upon such demand,  the
Trustee,  in its own name and as trustee of an express  trust,  may  institute a judicial  proceeding  for the  collection  of the  sums so due and  unpaid,  may prosecute  such  proceeding to judgment or final decree and may enforce the same against the Company or any other  obligor  upon the  Securities  and collect the moneys  adjudged  or decreed to be payable in the manner  provided by law out of the property of the Company or any other obligor upon the  Securities,  wherever situated.

     If an Event of Default with respect to Securities occurs and is continuing, the Trustee may in its discretion  proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether  for the  specific  enforcement  of any  covenant or  agreement  in this
Indenture or in aid of the exercise of any power granted  herein,  or to enforce any other proper remedy.

Section 504.      Trustee May File Proofs of Claim.
                  --------------------------------

     In case of any  judicial  proceeding  relative to the Company (or any other obligor upon the Securities),  its property or its creditors,  the Trustee shall be entitled and empowered,  by intervention in such proceeding or otherwise,  to take any and all actions  authorized  under the Trust  Indenture Act in order to have claims of the Holders and the Trustee  allowed in any such  proceeding.  In particular, the Trustee shall be authorized to collect and receive any moneys or other  property  payable or deliverable on any such claims and to distribute the same; and any custodian,  receiver, assignee, trustee, liquidator,  sequestrator or other similar official in any such judicial  proceeding is hereby  authorized by each Holder to make such  payments to the Trustee  and, in the event that the
Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation,  expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     No provision of this Indenture  shall be deemed to authorize the Trustee to authorize  or  consent to or accept or adopt on behalf of any Holder any plan of reorganization,  arrangement, adjustment or composition affecting the Securities or the  rights of any  Holder  thereof or to  authorize  the  Trustee to vote in respect of the claim of any Holder in any such  proceeding;  provided,  however, that the  Trustee  may,  on behalf of the  Holders,  vote for the  election of a trustee in  bankruptcy  or similar  official and be a member of a creditors'  or other similar committee.

Section 505.      Trustee May Enforce Claims Without Possession of Securities.
                  -----------------------------------------------------------

     All rights of action and claims under this  Indenture or the Securities may be prosecuted  and enforced by the Trustee  without the possession of any of the
Securities or the production thereof in any proceeding relating thereto, and any such  proceeding  instituted  by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the  reasonable  compensation,  expenses,  disbursements  and advances of the Trustee,  its agents and counsel,  be for the ratable benefit of the  Holders  of the  Securities  in respect  of which  such  judgment  has been recovered.

Section 506.      Application of Money Collected.
                  ------------------------------

     Any money  collected  by the  Trustee  pursuant  to this  Article  shall be applied in the following  order,  at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or any premium or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

FIRST: To the payment of all amounts due the Trustee under Section 607;

SECOND: To the payment of the amounts  then due and unpaid for  principal of and interest on the  Securities in respect of which or for the benefit of which such money has been collected,  ratably,  without preference or priority of any kind,  according to the amounts due and payable on such  Securities for principal and interest, respectively; and

THIRD: To the payment of the remainder,  if any, to the Company,  its successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

Section 507.      Limitation on Suits.
                  -------------------

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1)  such  Holder  has  previously  given  written  notice to the  Trustee  of a continuing Event of Default with respect to the Securities;

(2)  the  Holders  of not less  than 25% in  aggregate  principal  amount of the
     Outstanding  Securities  have  made  written  request  to  the  Trustee  to institute  proceedings  in respect of such Event of Default in its own name as Trustee hereunder;

(3)  such Holder or Holders have offered to the Trustee  reasonable  security or indemnity  against the costs,  expenses and  liabilities  to be incurred in compliance with such request;

(4)  the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

(5)  no direction  inconsistent  with such written request has been given to the
     Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities;

it being  understood and intended that no one or more of such Holders shall have any right in any manner  whatever by virtue of, or by availing of, any provision of this  Indenture to affect,  disturb or  prejudice  the rights of any other of such Holders,  or to obtain or to seek to obtain priority or preference over any other of such  Holders or to enforce any right under this  Indenture,  except in the manner herein  provided and for the equal and ratable benefit of all of such
Holders.

Section 508.      Unconditional Right of Holders to Receive Principal, Premium and Interest.
                  -------------------------------------------------------------------------

     Notwithstanding  any other provision in this  Indenture,  the Holder of any
Security shall have the right, which is absolute and  unconditional,  to receive payment of the  principal  of and  (subject  to Section  307)  interest  on such
Security on the respective Stated Maturities  expressed in such Security (or, in the case of redemption,  on the  Redemption  Date) and to institute suit for the enforcement of any such payment,  and such rights shall not be impaired  without the consent of such Holder.

Section 509.      Restoration of Rights and Remedies.
                  ----------------------------------

     If the Trustee or any Holder has  instituted  any proceeding to enforce any right or remedy under this Indenture and such  proceeding has been  discontinued
or abandoned for any reason, or has been determined  adversely to the Trustee or to such Holder,  then and in every such case,  subject to any  determination  in such  proceeding,  the  Company,  the Trustee and the Holders  shall be restored severally and  respectively to their former  positions  hereunder and thereafter all rights and remedies of the Trustee and the Holders shall  continue as though no such proceeding had been instituted.

Section 510.      Rights and Remedies Cumulative.
                  ------------------------------

     Except as otherwise  provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
306, no right or remedy herein  conferred  upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy,  and every right and remedy shall,  to the extent  permitted by law, be  cumulative  and in addition to every other right and remedy  given  hereunder  or now or  hereafter existing at law or in equity or  otherwise.  The  assertion or employment of any right or remedy  hereunder,  or  otherwise,  shall not  prevent  the  concurrent assertion or employment of any other appropriate right or remedy.

Section 511.      Delay or Omission Not Waiver.
                  ----------------------------

     No delay or omission of the Trustee or of any Holder of any  Securities  to
exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or  constitute  a waiver of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised  from time to time,  and as often as may be deemed  expedient,  by the Trustee or by the Holders,  as the case may
be.

Section 512.      Control by Holders.
                  ------------------

     The Holders of a majority in aggregate  principal amount of the Outstanding
Securities  shall  have the  right to  direct  the  time,  method  and  place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power  conferred  on the Trustee,  with respect to the  Securities, provided that:

(1)  such  direction  shall not be in conflict with any rule of law or with this
     Indenture,   involve  the  Trustee  in  personal  liability  or  be  unduly prejudicial to the Holders of the Securities not joining in the action; and

(2)  the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Section 513.      Waiver of Past Defaults.
                  -----------------------

     The Holders of not less than a majority in  aggregate  principal  amount of the  Outstanding  Securities  may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default:

(1)  in the payment of the  principal or premium,  if any, of or interest on any
     Security; or

(2)  in respect of a covenant  or  provision  hereof  which under  Article  Nine cannot be  modified  or amended  without  the consent of the Holder of each
     Outstanding Security affected.

     Upon any such waiver,  such default shall cease to exist,  and any Event of
Default arising  therefrom shall be deemed to have been cured, for every purpose of this  Indenture;  but no such waiver shall extend to any  subsequent or other default or impair any right consequent thereon.

Section 514.      Undertaking for Costs.
                  ---------------------

     In any  suit  for  the  enforcement  of any  right  or  remedy  under  this
Indenture,  or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an  undertaking to pay the costs of such suit, and may assess costs against any such party  litigant,  in the manner and to the extent provided in the Trust
Indenture  Act;  provided that neither this Section nor the Trust  Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or by the Trustee.

Section 515.      Waiver of Usury, Stay or Extension Laws.
                  ---------------------------------------

     The Company  covenants  (to the extent that it may  lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or  advantage  of, any usury,  stay or  extension  law wherever enacted,  now or at any time hereafter in force,  which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and  covenants  that it will not hinder,  delay or impede the  execution  of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Article Six

                                   THE TRUSTEE

Section 601.      Certain Duties and Responsibilities.
                  -----------------------------------

     The duties,  responsibilities,  protections,  privileges, and immunities of the  Trustee  shall be as  provided  by the Trust  Indenture  Act,  particularly
Sections  315 and 316  thereof,  unless  expressly  excluded as provided in this
Article Six. Notwithstanding the foregoing, no provision of this Indenture shall require  the  Trustee  to expend or risk its own  funds or  otherwise  incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate  indemnity  against such risk or liability is not reasonably assured to it.

     Whether or not therein  expressly  so  provided,  every  provision  of this
Indenture  relating to the conduct or  affecting  the  liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 602.      Notice of Defaults.
                  ------------------

     If a default occurs  hereunder with respect to the Securities,  the Trustee within 90 days of such default  shall give the Holders of  Securities  notice of such default as and to the extent provided by the Trust Indenture Act; provided, however,  that in the case of any default of the character  specified in Section
501(3) with respect to such Securities, no such notice to Holders shall be given until at least 30 days after the occurrence thereof; provided, further, that the
Trustee may withhold  notice to the Holders,  of any default with respect to the
Securities (except any default of the character  specified in Section 501(1) and
(2)),  if specified  officers of the Trustee  consider that  withholding  of the notice is in the interest of the Holders of such Securities.  For the purpose of this Section,  the term  "default"  means any event which is, or after notice or lapse of time or both  would  become,  an Event of Default  with  respect to the
Securities.

Section 603.      Certain Rights of Trustee.
                  -------------------------

         Subject to the provisions of Section 601:

(1)  the Trustee may rely and shall be  protected in acting or  refraining  from acting upon any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, direction,  consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine  and to have been  signed or  presented  by the proper  party or parties;

(2)  any  request  or  direction  of  the  Company  mentioned  herein  shall  be sufficiently  evidenced  by a Company  Request  or Company  Order,  and any
     resolution of the Board of Directors shall be  sufficiently  evidenced by a
     Board Resolution;

(3)  whenever in the  administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action  hereunder,  the Trustee  (unless other  evidence be herein  specifically  prescribed)  may,  in the absence of bad faith on its part, rely upon an Officers'  Certificate and may at its discretion  secure such further evidence deemed  necessary or advisable,  but shall in no case be bound to secure the same;

(4)  the Trustee may consult with counsel and the written advice of such counsel or any  Opinion of Counsel  shall be full and  complete  authorization  and protection  in  respect  of any  action  taken,  suffered  or omitted by it hereunder in good faith and in reliance thereon;

(5)  the Trustee shall not be bound to make any investigation  into the facts or matters  stated  in any  resolution,  certificate,  statement,  instrument,
     opinion,  report,  notice,  request,   direction,   consent,  order,  bond,
     debenture, note, other evidence of indebtedness or other paper or document, but the  Trustee,  in its  discretion,  may make such  further  inquiry  or investigation  into such facts or matters  as it may see fit,  and,  if the
     Trustee shall determine to make such further inquiry or  investigation,  it shall be  entitled  to  examine  the books,  records  and  premises  of the
     Company, personally or by agent or attorney;

(6)  the Trustee may  execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through agents or attorneys and the Trustee shall not be  responsible  for any misconduct or negligence on the  part  of any  agent  or  attorney  appointed  with  due  care by it hereunder;

(7)  the Trustee's  immunities and protections  from liability and its rights to compensation and  indemnification in connection with the performance of its duties  under  this  Indenture  shall  extend  to the  Trustee's  officers,
     directors,   agents  and  employees  and  its  services  as  Paying  Agent,
     Securities  Registrar or any other role assumed by the Trustee hereunder or to  which it has been  appointed  with  respect  to the  Securities  issued hereunder.  Such immunities and  protections and right to  indemnification, together  with the  Trustee's  right to  compensation,  shall  survive  the
     Trustee's resignation or removal and final payment of the Securities;

(8)  the Trustee is not  required to give any bond or surety with respect to the performance  of  its  duties  or the  exercise  of its  powers  under  this
     Indenture;

(9)  the Trustee  shall not be deemed to have  knowledge of any Default or Event of Default  hereunder  except (i) during any period it is serving as Paying
     Agent for the Securities,  any Event of Default pursuant to Section 501 (1)
     or (2) or (ii)  any  Default  or Event of  Default  of which a  Responsible
     Officer  shall have  received  written  notification  or  obtained  "actual knowledge."  The term  "actual  knowledge"  as used  herein  shall mean the actual  fact or  statement  of knowing  by a  Responsible  Officer  without independent investigation with respect thereto; and

(10) the Trustee  shall be under no  obligation to exercise any of the rights or powers  vested in it by this  Indenture  (other  than the  payment  of debt service on the  Securities  from moneys  furnished to it pursuant  hereto), whether at the request of the Holders or any other Person, pursuant to this
     Indenture  or  otherwise,  unless it shall have been  offered  indemnity or security  acceptable  to the  Trustee  against the fees,  advances,  costs, expenses and  liabilities  which might be incurred by it in connection with the exercise of any such rights or powers.

Section 604.      Not Responsible for Recitals or Issuance of Securities.
                  ------------------------------------------------------

     The recitals  contained herein and in the Securities,  except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating  Agent assumes any responsibility for their  correctness.  The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the  Securities.  Neither the Trustee nor
any Authenticating  Agent shall be accountable for the use or application by the
Company of Securities or the proceeds thereof.

Section 605.      May Hold Securities.
                  -------------------

     The Trustee,  any  Authenticating  Agent,  any Paying  Agent,  any Security
Registrar  or any other agent of the  Company,  in its  individual  or any other capacity, may become the owner or pledgee of Securities and, subject to Sections
608 and 613, may  otherwise  deal with the Company with the same rights it would have if it were  not  Trustee,  Authenticating  Agent,  Paying  Agent,  Security
Registrar or such other agent.

Section 606.      Money Held in Trust.
                  -------------------

     Money held by the Trustee in trust  hereunder  need not be segregated  from other funds except to the extent  required by law. The Trustee shall be under no liability  for interest on any money  received by it hereunder  except as agreed with the Company herein or otherwise.

Section 607.      Compensation and Reimbursement.
                  ------------------------------

     The Company agrees:

(1)  to pay to the Trustee  from time to time  reasonable  compensation  for all services rendered by it hereunder (which  compensation shall not be limited by any  provision of law in regard to the  compensation  of a trustee of an express trust);

(2)  except as otherwise  expressly  provided  herein,  to reimburse the Trustee upon its request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee in  accordance  with any  provision of this
     Indenture  (including  the  reasonable   compensation  and  the  reasonable
     expenses and  disbursements  of its agents or  attorneys),  except any such expense,  disbursement or advance as may be attributable to the negligence, willful misconduct or bad faith of it or of its agents or attorneys; and

(3)  to indemnify,  defend and to hold the Trustee and its officers,  directors, employees  and agents  harmless  against,  any loss,  liability  or expense incurred without negligence, willful misconduct or bad faith on its part or on the part of its agents or  attorneys,  arising  out of or in  connection with the  acceptance or  administration  of the trust or trusts  hereunder, including the reasonable costs and expenses of defending itself against any claim  or  liability  in  connection  therewith  or with  the  exercise  or performance of any of its powers or duties hereunder.

Section 608.      Conflicting Interests.
                  ---------------------

     If the  Trustee  has or shall  acquire a  conflicting  interest  within the meaning of the Trust  Indenture  Act, the Trustee  shall either  eliminate  such interest or resign,  to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

Section 609.      Corporate Trustee Required; Eligibility.
                  ---------------------------------------

     There  shall at all  times be a  Trustee  hereunder  which  shall  (i) be a corporation  organized and doing business under the laws of the United States of
America,  any State thereof or the District of Columbia,  (ii) authorized  under such laws to exercise corporate trust powers,  (iii) have a combined capital and surplus  of at  least  $50,000,000  (or,  in the  case  of the  initial  Trustee hereunder,  have a combined  capital and surplus meeting the requirements of the
Trust  Indenture  Act and be a wholly  owned  subsidiary  of a Person that would otherwise  meet  the  eligibility  requirements  of this  Section),  and (iv) be subject to supervision or  examination  by Federal or State  authority.  If such corporation files reports of condition at least annually,  pursuant to law or to the  requirements  of said  supervising  or  examining  authority,  then for the purposes of this Section,  the combined  capital and surplus of such corporation shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so filed.  If at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  it shall resign immediately  in the  manner and with the effect  hereinafter  specified  in this
Article Six. The Trustee shall comply with Section 310(b) of the Trust Indenture
Act.

Section 610.      Resignation and Removal; Appointment of Successor.
                  -------------------------------------------------

     No  resignation or removal of the Trustee and no appointment of a successor
Trustee  pursuant to this Article shall become effective until the acceptance of
appointment  by  the  successor   Trustee  in  accordance  with  the  applicable
requirements of Section 611.

     The Trustee may resign as trustee  hereunder at any time by giving  written notice  thereof to the Company.  If the  instrument of acceptance by a successor
Trustee  required  by Section 611 shall not have been  delivered  to the Trustee within 30 days after the giving of such  notice of  resignation,  the  resigning
Trustee may petition any court of competent  jurisdiction for the appointment of a successor Trustee with respect to the Securities.

     The Trustee may be removed as trustee  hereunder  at any time by Act of the
Holders  of a  majority  in  principal  amount  of the  Outstanding  Securities, delivered to the Trustee and to the Company.

     If at any time:

(1)  the Trustee  shall fail to comply with  Section 608 after  written  request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months; or

(2)  the Trustee shall cease to be eligible  under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder;
     or

(3)  the  Trustee  shall  become  incapable  of  acting or shall be  adjudged  a bankrupt or insolvent or a receiver of the Trustee or of its property shall be  appointed  or any public  officer  shall take  charge or control of the
     Trustee or of its  property or affairs  for the purpose of  rehabilitation, conservation or liquidation,

then,  in any such case,  (A) the Company by a Board  Resolution  may remove the
Trustee,  or (B)  subject  to Section  514,  any Holder who has been a bona fide
Holder of a Security  for at least six months  may, on behalf of himself and all others similarly situated,  petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee or Trustees.

     If the Trustee shall resign,  be removed or become incapable of acting,  or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board  Resolution,  shall promptly appoint a successor Trustee or Trustees and shall comply with the  applicable  requirements  of Section 611. If,  within one year after such resignation,  removal or incapability, or the occurrence of such vacancy,  a  successor  Trustee  shall be  appointed  by Act of the Holders of a majority in  principal  amount of the  Outstanding  Securities  delivered to the
Company and the retiring  Trustee,  the  successor  Trustee so appointed  shall, forthwith  upon  its  acceptance  of such  appointment  in  accordance  with the applicable  requirements of Section 611, become the successor  Trustee hereunder and to that extent supersede the successor Trustee appointed by the Company.  If no successor  Trustee  hereunder  shall have been so appointed by the Company or the Holders and accepted  appointment in the manner required by Section 611, any
Holder  who has been a bona fide  Holder of a  Security  for at least six months may, on behalf of himself and all others similarly situated,  petition any court of competent jurisdiction for the appointment of a successor Trustee hereunder.

     The Company shall give notice of each  resignation  and each removal of the
Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail,  postage prepaid,  to all Holders as their names and  addresses  appear in the Security  Register.  Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 611.      Acceptance of Appointment by Successor.
                  --------------------------------------

     Every successor Trustee appointed hereunder shall execute,  acknowledge and deliver to the Company and to the retiring Trustee an instrument  accepting such appointment,  and thereupon the  resignation or removal of the retiring  Trustee shall become effective and such successor Trustee, without any further act, deed or  conveyance,  shall  become  vested with all the rights,  powers,  trusts and duties of the  retiring  Trustee;  but,  on the  request  of the  Company or the successor  Trustee,  such retiring  Trustee shall,  upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights,  powers  and  trusts of the  retiring  Trustee  and shall  duly  assign, transfer  and deliver to such  successor  Trustee all property and money held by such retiring Trustee hereunder.

     Upon request of any such successor  Trustee,  the Company shall execute any and all  instruments  for more fully and certainly  vesting in and confirming to such  successor  Trustee all such rights,  powers and trusts  referred to in the preceding paragraph.

     No successor  Trustee  shall accept its  appointment  unless at the time of such  acceptance  such  successor  Trustee shall be qualified and eligible under this Article.

Section 612.      Merger, Conversion, Consolidation or Succession to Business.
                  -----------------------------------------------------------

     Any  corporation  into which the Trustee may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting  from any merger, conversion  or  consolidation  to which  the  Trustee  shall be a party,  or any corporation  succeeding to all or substantially all the corporate trust business of the  Trustee,  shall  be  the  successor  Trustee  hereunder,  provided  such corporation  shall be  otherwise  qualified  and  eligible  under this  Article, without the  execution  or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not  delivered,  by the Trustee  then in office,  any  successor  by merger, conversion  or  consolidation  to such  authenticating  Trustee  may adopt  such authentication  and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

Section 613.      Preferential Collection of Claims Against Company.
                  -------------------------------------------------

     If and when the  Trustee  shall be or become a creditor  of the Company (or any other  obligor  upon the  Securities),  the Trustee  shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor).

Section 614.      Appointment of Authenticating Agent.
                  -----------------------------------

     The Trustee may appoint an  Authenticating  Agent or Agents  which shall be authorized  to act on behalf of the Trustee to  authenticate  Securities  issued upon  original  issue and upon  exchange,  registration  of  transfer or partial redemption  thereof or pursuant to Section 306, and Securities so  authenticated shall be  entitled  to the  benefits  of this  Indenture  and shall be valid and obligatory  for all  purposes  as if  authenticated  by the  Trustee  hereunder.
Wherever  reference is made in this Indenture to the authentication and delivery of  Securities by the Trustee or the Trustee's  certificate  of  authentication, such reference shall be deemed to include  authentication and delivery on behalf of the Trustee by an  Authenticating  Agent and a certificate of  authentication
executed  on  behalf  of  the   Trustee  by  an   Authenticating   Agent.   Each
Authenticating  Agent shall be  acceptable to the Company and shall at all times be a  corporation  organized  and doing  business  under the laws of the  United
States of America,  any State  thereof or the District of  Columbia,  authorized under such laws to act as  Authenticating  Agent,  having a combined capital and surplus of not less than  $50,000,000  and subject to supervision or examination by Federal or State  authority.  If such  Authenticating  Agent files reports of condition  at least  annually,  pursuant to law or to the  requirements  of said supervising or examining  authority,  then for the purposes of this Section, the combined capital and surplus of such Authenticating  Agent shall be deemed to be its  combined  capital  and  surplus as set forth in its most  recent  report of condition so filed.

     If at any  time an  Authenticating  Agent  shall  cease to be  eligible  in accordance with the provisions of this Section,  such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any  corporation  into  which an  Authenticating  Agent  may be  merged  or converted or with which it may be  consolidated,  or any  corporation  resulting from any merger,  conversion or consolidation to which such Authenticating Agent shall be a party,  or any  corporation  succeeding  to the  corporate  agency or corporate  trust business of an  Authenticating  Agent,  shall continue to be an
Authenticating  Agent,  provided such  corporation  shall be otherwise  eligible under this Section,  without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An  Authenticating  Agent may resign at any time by giving  written  notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an  Authenticating  Agent by giving written notice thereof to such
Authenticating  Agent  and to the  Company.  Upon  receiving  such a  notice  of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the provisions of this Section,  the Trustee may appoint a successor  Authenticating
Agent  which  shall be  acceptable  to the Company and shall give notice of such appointment  in the manner  provided in Section 106 to all Holders of Securities with  respect  to which such  Authenticating  Agent will  serve.  Any  successor
Authenticating  Agent upon acceptance of its appointment  hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent.

     No successor  Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

     The Trustee  agrees to pay to each  Authenticating  Agent from time to time reasonable  compensation  for its services  under this Section,  and the Trustee shall be entitled to be reimbursed by the Company for such payments,  subject to the provisions of Section 607.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

     This  is  one  of  the  Securities  referred  to  in  the  within-mentioned
Indenture.

                                           -----------------------------------
                                             as Trustee

                                           By: ________________________________
                                                As Authenticating Agent

                                           By: ________________________________
                                                  Authorized Signatory

Article Seven

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.      Company to Furnish Trustee Names and Addresses of Holders.
                  ---------------------------------------------------------

     The Company will furnish or cause to be furnished to the Trustee:

(l)  quarterly, not more than 10 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities as of such Regular Record Date; and

(2)  at such other times as the  Trustee may request in writing,  within 30 days after the  receipt by the  Company of any such  request,  a list of similar form and  content as of a date not more than 10 days prior to the time such list is furnished; provided, that no such list need be provided in any case to the extent it would include names and addresses  received by the Trustee in its capacity as Security Registrar.

Section 702.      Preservation of Information; Communications to Holders.
                  ------------------------------------------------------

     The  Trustee  shall  preserve,  in as  current  a  form  as  is  reasonably practicable,  the names and  addresses  of Holders  contained in the most recent list  furnished  to the  Trustee as  provided  in Section  701 and the names and addresses  of Holders  received  by the  Trustee  in its  capacity  as  Security
Registrar.  The  Trustee may  destroy  any list  furnished  to it as provided in
Section 701 upon receipt of a new list so furnished.

     The rights of Holders to  communicate  with other  Holders  with respect to their rights under this Indenture or under the Securities, and the corresponding rights  and  privileges  of the  Trustee,  shall  be as  provided  by the  Trust
Indenture Act.

     Every Holder of Securities,  by receiving and holding the same, agrees with the  Company and the  Trustee  that  neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information  as to names and  addresses  of Holders  made  pursuant to the Trust
Indenture Act.

Section 703.      Reports by Trustee.
                  ------------------

     The Trustee shall  transmit to Holders such reports  concerning the Trustee and its actions  under this  Indenture as may be required  pursuant to the Trust
Indenture Act at the times and in the manner provided pursuant thereto.

     A copy of each  such  report  shall,  at the time of such  transmission  to
Holders,  be filed by the  Trustee  with  each  stock  exchange  upon  which any
Securities are listed,  with the  Commission  and with the Company.  The Company will notify the Trustee when any Securities are listed on any stock exchange.

Section 704.      Reports by Company.
                  ------------------

     The Company shall:

(1)  file with the Trustee, within 15 days after the Company is required to file the same with the  Commission,  copies  of the  annual  reports  and of the information, documents and other reports (or copies of such portions of any of the  foregoing  as the  Commission  may from  time to time by rules  and regulations  prescribe)  which the Company may be required to file with the
     Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or,
     if the Company is not  required to file  information,  documents or reports pursuant  to either of said  Sections,  then it shall file with the Trustee and the Commission,  in accordance  with rules and  regulations  prescribed from time to time by the Commission, such of the supplementary and periodic information,  documents  and  reports  which may be  required  pursuant  to
     Section  13 of the  Exchange  Act  in  respect  of a  security  listed  and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

(2)  file with the  Trustee and the  Commission,  in  accordance  with rules and regulations prescribed from time to time by the Commission, such additional information,  documents  and  reports  with  respect to  compliance  by the
     Company  with the  conditions  and  covenants  of this  Indenture as may be required from time to time by such rules and regulations; and

(3)  transmit by mail, to all Holders,  as their names and  addresses  appear in the  Security  Register,  within 30 days after the filing  thereof with the
     Trustee, such summaries of any information,  documents and reports required to be filed by the Company  pursuant to Clauses (1) and (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

Article Eight

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

Section 801.      Company May Consolidate, Etc., Only on Certain Terms.
                  ----------------------------------------------------

     (a)......Subject  to Section 801(c), the Company shall not consolidate with or merge into any other Person or convey,  transfer or lease its  properties and assets  substantially  as an entirety to any Person,  and the Company  shall not permit any Person to consolidate with or merge into the Company, unless:

(1)......the Company is the surviving  corporation in a merger or consolidation;
     or

(2)......in case the Company shall consolidate with or merge into another Person or convey,  transfer or lease its properties and assets substantially as an entirety to any Person:  the Person  formed by such  consolidation  or into which the Company is merged or the Person which  acquires by  conveyance or transfer,  or which  leases,  the  properties  and  assets  of the  Company substantially as an entirety shall be a corporation,  partnership or trust, organized  and  validly  existing  under the laws of the  United  States of
     America,  any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto,  executed and delivered to the
     Trustee,  the due and punctual  payment of the principal of and any premium and interest on all the  Securities  and the  performance  or observance of every covenant of this Indenture on the part of the Company to be performed or observed; and

(3)......immediately  after  giving  effect  to such  transaction,  no  Event of
     Default,  and no event which,  after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

(4)......the  Company has delivered to the Trustee an Officers'  Certificate and an  Opinion of  Counsel,  each  stating  that such  consolidation,  merger, conveyance,  transfer or lease and, if a supplemental indenture is required in connection with such  transaction,  such  supplemental  indenture comply with this Article and that all  conditions  precedent  herein  provided for relating to such transaction have been complied with.

(b)......Subject to Section 801(c), any indebtedness which becomes an obligation of the Company or any Subsidiary as a result of any such transaction  shall be treated as having been incurred by the Company or such Subsidiary at the time of such transaction.

(c)......The provisions of Section 801(a) and (b) shall not be applicable to:

(1)......the  direct or  indirect  conveyance,  transfer  or lease of all or any portion of the stock,  assets or liabilities of any of the Company's wholly owned  Subsidiaries to the Company or to other wholly owned Subsidiaries of the Company; or

(2)......any recapitalization transaction, a change of control of the Company or a highly leveraged transaction unless such transaction or change of control is  structured  to  include a merger or  consolidation  by the  Company  or conveyance,  transfer or lease of the Company's assets  substantially as an entirety.

Section 802.      Successor Substituted.
                  ---------------------

     Upon any  consolidation of the Company with, or merger of the Company into, any other  Person or any  conveyance,  transfer or lease of the  properties  and assets of the Company  substantially  as an entirety in accordance  with Section
801, the successor Person formed by such consolidation or into which the Company is merged or to which such  conveyance,  transfer or lease is made shall succeed to, and be  substituted  for,  and may  exercise  every  right and power of, the
Company under this Indenture  with the same effect as if such  successor  Person had been named as the Company herein,  and  thereafter,  except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

Article Nine

                             SUPPLEMENTAL INDENTURES

Section 901.      Supplemental Indentures Without Consent of Holders.
                  --------------------------------------------------

     Without the consent of any Holders, the Company, when authorized by a Board
Resolution,  and the Trustee,  at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1)  to  evidence  the  succession  of  another  Person to the  Company  and the assumption by any such successor of the covenants of the Company herein and in the Securities;

(2)  to add to the  covenants  of the  Company for the benefit of the Holders of all Securities or to surrender any right or power herein conferred upon the
     Company;

(3)  to add any  additional  Events of Default for the benefit of the Holders of all Securities;

(4)  to secure the Securities;

(5)  to evidence and provide for the  acceptance of  appointment  hereunder by a successor Trustee with respect to the Securities;

(6)  to cure any ambiguity,  to correct or supplement any provision herein which may be defective or  inconsistent  with any other provision  herein,  or to make any other  provisions  with  respect to matters or  questions  arising under this  Indenture as the Company and the Trustee may deem necessary and desirable,  provided that such action pursuant to this Clause (6) shall not adversely affect the interests of the Holders of Securities in any material respect;

(7)  to conform any provision  hereof to the requirements of the Trust Indenture
     Act or otherwise as necessary to comply with applicable law; or

(8)  to make any change that does not adversely affect the rights of any Holder.

Section 902.      Supplemental Indentures With Consent of Holders.
                  -----------------------------------------------

     With the consent of the  Holders of not less than a majority  in  principal amount of the Outstanding Securities affected by such supplemental indenture, by
Act of said Holders delivered to the Company and the Trustee, the Company,  when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures  supplemental  hereto for the purpose of adding any  provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of  modifying in any manner the rights of the Holders of  Securities  under this
Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

(1)  Change the Stated  Maturity of the principal of, or any  installment  of or interest on, any Security, or reduce the principal amount of or the rate of interest thereon payable upon the redemption thereof, or which would be due and  payable  upon  redemption  or  would be  provable  in  bankruptcy,  or adversely  affect any right of  repayment  of the Holder of any Security or change the Place of Payment or the coin or currency in which,  any Security or interest  thereon is payable,  or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof
     (or, in the case of redemption, on or after the Redemption Date); or

(2)  reduce the percentage in principal  amount of the  Outstanding  Securities, the  consent  of  whose  Holders  is  required  for any  such  supplemental indenture,  or the consent of whose  Holders is required for any waiver (of compliance  with certain  provisions of this Indenture or certain  defaults
     hereunder  and  their   consequences)   or  reduce  the  quorum  or  voting
     requirements provided for in this Indenture; or

(3)  modify any of the provisions of this Section,  Section 513 or Section 1009, except to increase any such  percentage  or to provide  that certain  other provisions  of this  Indenture  cannot be  modified  or waived  without the consent  of the  Holder  of each  Outstanding  Security  affected  thereby;
     provided,  however,  that this  clause  shall not be deemed to require  the consent of any Holder  with  respect to changes in the  references  to "the
     Trustee" and  concomitant  changes in this Section and Section 1009, or the deletion of this proviso,  in accordance with the  requirements of Sections
     611 and 901(5).

     It shall not be  necessary  for any Act of Holders  under  this  Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Section 903.      Execution of Supplemental Indentures.
                  ------------------------------------

     In  executing,   or  accepting  the  additional   trusts  created  by,  any
supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture,  the Trustee shall be entitled to receive, and  (subject  to Section  601) shall be fully  protected  in relying  upon,  an
Opinion of Counsel stating that the execution of such supplemental  indenture is authorized  or  permitted by this  Indenture.  The Trustee may, but shall not be obligated  to,  enter into any such  supplemental  indenture  which  affects the
Trustee's own rights, duties, protections,  privileges, indemnities, liabilities or immunities under this Indenture or otherwise.

Section 904.      Effect of Supplemental Indentures.
                  ---------------------------------

     Upon the execution of any supplemental  indenture under this Article,  this
Indenture  shall be  modified in  accordance  therewith,  and such  supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities  theretofore or thereafter  authenticated and delivered  hereunder shall be bound thereby.

Section 905.      Conformity with Trust Indenture Act.
                  -----------------------------------

     Every  supplemental  indenture  executed  pursuant  to this  Article  shall conform to the requirements of the Trust Indenture Act.

Section 906.      Reference in Securities to Supplemental Indentures.
                  --------------------------------------------------

     Securities   authenticated   and  delivered  after  the  execution  of  any
supplemental  indenture  pursuant to this  Article may, and shall if required by the  Trustee,  bear a notation in form  approved by the Trustee as to any matter provided for in such supplemental  indenture. If the Company shall so determine, new Securities so modified as to conform,  in the opinion of the Trustee and the
Company, to any such supplemental  indenture may be prepared and executed by the
Company  and  authenticated  and  delivered  by  the  Trustee  in  exchange  for
Outstanding Securities.

Article Ten

                                    COVENANTS

Section 1001.     Payment of Principal and Interest.
                  ---------------------------------

     The Company  covenants and agrees for the benefit of the Securities that it will duly and punctually pay the principal of, premium,  if any, and interest on the  Securities  in  accordance  with  the  terms  of the  Securities  and  this
Indenture.

     The Company shall pay interest on overdue  amounts at the rate set forth in paragraph 1 of the Securities,  and it shall pay interest on overdue interest at the same rate (to the extent that the payment of such interest  shall be legally enforceable), which interest on overdue interest shall accrue from the date such amounts became overdue.

Section 1002.     Maintenance of Office or Agency.
                  -------------------------------

     The Company will maintain in the Borough of Manhattan, The City of New York and each  other  Place of  Payment  for  Securities  an office  or agency  where
Securities may be presented or surrendered for payment,  where Securities may be surrendered  for  registration  of transfer or  exchange  and where  notices and demands to or upon the Company in respect of the  Securities  and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location,  and any change in the location,  of such office or agency.  If at any time the Company  shall fail to maintain any such  required  office or agency or shall fail to furnish the Trustee with the address thereof,  such presentations, surrenders,  notices and demands  may be made or served at the  Corporate  Trust
Office of the Trustee,  and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time  designate one or more other offices or agencies where the Securities may be presented or surrendered  for any or all such  purposes and may from time to time rescind  such  designations;  provided, however,  that no such designation or rescission shall in any manner relieve the
Company  of its  obligation  to  maintain  an office or agency in each  Place of
Payment for Securities  for such purposes.  The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 1003.     Money for Securities Payments to Be Held in Trust.
                  -------------------------------------------------

     If the Company  shall at any time act as its own Paying  Agent with respect to the  Securities,  it will,  on or before each due date of the principal of or any premium or interest on the  Securities,  segregate and hold in trust for the benefit of the Persons  entitled  thereto a sum  sufficient to pay the principal and any  interest so becoming  due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

     Whenever  the  Company  shall  have  one or  more  Paying  Agents  for  the
Securities,  it will, prior to each due date of the principal of or any interest on any  Securities,  deposit  with a Paying Agent a sum  sufficient  to pay such amount,  such sum to be held as provided by the Trust Indenture Act, and (unless such Paying Agent is the Trustee) the Company will  promptly  notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent for the Securities  other than the
Trustee to execute and deliver to the Trustee an instrument in which such Paying
Agent shall agree with the Trustee,  subject to the  provisions of this Section, that  such  Paying  Agent  will (1)  comply  with the  provisions  of the  Trust
Indenture Act applicable to it as a Paying Agent, (2) give the Trustee notice of any default by the Company (or any other  obligor  upon the  Securities)  in the making of any payment of principal or interest,  and (3) during the  continuance of any  default by the  Company  in the making of any  payment in respect of the
Securities,  upon the  written  request  of the  Trustee,  forthwith  pay to the
Trustee  all sums held in trust by such  Paying  Agent for payment in respect of the Securities.

     The Company may at any time, for the purpose of obtaining the  satisfaction and  discharge of this  Indenture or for any other  purpose,  pay, or by Company
Order  direct any Paying  Agent to pay, to the Trustee all sums held in trust by the Company or such Paying  Agent,  such sums to be held by the Trustee upon the same  trusts as those  upon  which  such sums were held by the  Company  or such
Paying Agent;  and,  upon such payment by any Paying Agent to the Trustee,  such
Paying Agent shall be released from all further  liability  with respect to such money.

     Any money or U.S. Government  Obligation  deposited with the Trustee or any
Paying  Agent,  or then held by the  Company,  in trust for the  payment  of the principal  of,  premium,  if any,  or  interest on any  Security  and  remaining unclaimed for two years after such principal,  premium,  if any, or interest has become  due and  payable  shall be paid to the  Company at its option on Company
Request,  or (if then held by the Company) shall be discharged  from such trust;
and the  Holder of such  Security  shall  thereafter,  as an  unsecured  general creditor, look only to the Company for payment thereof, and all liability of the
Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee  thereof,  shall thereupon cease;  provided,  however, that the Trustee or such Paying  Agent,  before being  required to make any such repayment,  may at the expense of the Company  cause to be published  once, in a newspaper  published  in the English  language,  customarily  published  on each
Business Day and of general circulation in the Borough of Manhattan, The City of
New York,  notice  that such  money  remains  unclaimed  and that,  after a date specified  therein,  which  shall not be less than 30 days from the date of such publication,  any unclaimed  balance of such money then remaining will be repaid to the Company.

Section 1004.     Statement by Officers as to Default.
                  -----------------------------------

     The Company will  deliver to the Trustee,  within 120 days after the end of each fiscal year of the  Company  ending  after the date  hereof,  an  Officers'
Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions  and conditions of this  Indenture  (without  regard to any period of grace or requirement of notice provided  hereunder) and, if the Company shall be in default,  specifying  all such defaults and the nature and status  thereof of which they may have knowledge.

Section 1005.     Existence.
                  ---------

     Subject  to  Article  Eight,  the  Company  will do or cause to be done all things  necessary  to  preserve  and keep in full  force  and  effect  its legal existence,  rights  (charter and statutory) and franchises;  provided,  however, that the Company  shall not be required to preserve  any such right or franchise if the Board of Directors  shall determine that the  preservation  thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

Section 1006.     Maintenance of Properties.
                  -------------------------

     The Company  will cause all  material  properties  of the  Company  used or useful in the conduct of its business or the business of any of the Subsidiaries to be  maintained  and kept in good  condition,  repair  and  working  order and supplied  with all  necessary  equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the Company and each of the
Subsidiaries may properly and advantageously conduct their respective businesses at all times; provided,  however, that nothing in this Section shall prevent the
Company from selling, abandoning or otherwise disposing of, or discontinuing the operation or  maintenance  of, any of such  properties if such action is, in the judgment  of the  Company,  desirable  in the  conduct  of its  business  or the business of any Subsidiary.

Section 1007.     Payment of Taxes.
                  ----------------

     The Company will pay or discharge or cause to be paid or discharged, before the same shall  become  delinquent,  all  taxes,  assessments  and  governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or  property  of the Company or any  Subsidiary,  and lawful  claims for labor, materials and supplies, which, if unpaid, might by law become a lien upon the  property  of the Company or any  Subsidiary;  provided,  however,  that the
Company  shall  not be  required  to pay or  discharge  or  cause  to be paid or discharged  any such  tax,  assessment  or  governmental  charge  whose  amount, applicability  or  validity  is being  contested  in good  faith by  appropriate proceedings  or where the failure to effect  such  payment is not adverse in any material respect to the Holders of the Securities.

Section 1008.     Limitation on Liens on Stock of Principal Subsidiaries.
                  ------------------------------------------------------

     The Company will not, and it will not permit any  Subsidiary of the Company to, at any time directly or indirectly create,  assume, incur or permit to exist any  Indebtedness  secured by a pledge,  lien or other  encumbrance (any pledge, lien or other  encumbrance  being  hereinafter in this Section  referred to as a
"lien")  on the  voting  securities  of  Principal  Subsidiaries,  or the voting securities  of a  Subsidiary  that  owns,  directly  or  indirectly,  the voting securities  of  any of  the  Principal  Subsidiaries  without  making  effective provision  whereby  the  Securities  then  Outstanding  (and,  if the Company so elects,  any other  Indebtedness  of the Company that is not  subordinate to the
Securities  and with  respect to which the  governing  instruments  require,  or pursuant to which the Company is otherwise  obligated  or  required,  to provide
such  security)   shall  be  equally  and  ratably  secured  with  such  secured
Indebtedness so long as such other Indebtedness  shall be secured.  For purposes of this Section 1008 only, "Indebtedness",  in addition to those items specified in Section 101 hereof,  shall include any obligation of, or any such  obligation guaranteed  by, any Person for the payment of amounts due under a swap agreement or other similar  instrument or agreement or foreign  currency hedge exchange or similar instrument or agreement.

     If the Company shall hereafter be required to secure the Securities equally and  ratably  with any other  Indebtedness  pursuant  to this  Section,  (i) the
Company will promptly  deliver to the Trustee an Officers'  Certificate  stating that the foregoing  covenant has been complied  with,  and an Opinion of Counsel stating  that in the opinion of such  counsel the  foregoing  covenant  has been complied with and that any instruments executed by the Company or any Subsidiary of the Company in the  performance  of the  foregoing  covenant  comply with the requirements of the foregoing covenant and (ii) the Trustee is hereby authorized to enter into an  indenture or  agreement  supplemental  hereto and to take such action,  if any, as it may deem  advisable to enable it to enforce the rights of the holders of the Securities so secured.

Section 1009.     Waiver of Certain Covenants.
                  ---------------------------

     The Company may,  with respect to the  Securities,  omit in any  particular instance  to  comply  with any term,  provision  or  condition  set forth in any covenant  provided  pursuant to Section 901(2) for the benefit of the Holders or in any of  Sections  1006 to  1008,  inclusive,  if  before  the  time  for such compliance  the  Holders  of at least a  majority  in  principal  amount  of the
Outstanding  Securities  shall,  by Act  of  such  Holders,  either  waive  such compliance  in such  instance  or  generally  waive  compliance  with such term, provision or condition,  but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective,  the obligations of the Company and the duties of the Trustee in respect of any such term,  provision or condition shall remain in full force and effect.

Article Eleven

                            REDEMPTION OF SECURITIES

Section 1101.     Right of Redemption.
                  -------------------

(a)  OPTIONAL  REDEMPTION.  The Securities  shall be redeemable,  in whole or in part, at any time on or after January 15, 2007 at the Company's  option, at a Redemption Price equal to 100% of the principal amount of the Bonds being redeemed plus accrued and unpaid  interest  thereon to, but not  including, the Redemption Date.

The Bonds shall not be redeemable at the option of any Holder thereof,  upon the occurrence of any  particular  circumstances  or otherwise.  The Bonds shall not have the benefit of any sinking fund.

(b)  REDEMPTION FOR TAX REASONS.  The Securities  shall be redeemable,  in whole but not in part,  at any time,  at the  Company's  option,  at a Redemption
     Price  equal  to 100%  of the  principal  amount  of the  Securities  being redeemed plus accrued and unpaid  interest  thereon to, but not  including, the Redemption  Date if on or after December 27, 2001, a Change in U.S. Tax
     Laws (as  defined  below)  results  in a  substantial  likelihood  that the
     Company  will not be able to deduct the full amount of interest  accrued on the Bonds for U.S. Federal income tax purposes. A "Change in U.S. Tax Laws"
     means (i) any actual or proposed  change in or amendment to the laws of the
     U.S. or  regulations  or rulings  promulgated  under  those laws;  (ii) any change in the way those  laws,  rulings  or  regulations  are  interpreted, applied or  enforced;  (iii) any action  taken by a taxing  authority  that applies  to the  Company;  (iv) any  court  decision,  whether  or not in a proceeding  involving the Company;  or (v) any technical advice memorandum, letter ruling or administrative or administrative  pronouncement  issued by the U.S.  Internal Revenue Service,  based on a fact pattern  substantially similar to that pertaining to the Company.

Section 1102.     Applicability of Article.
                  ------------------------

     Redemption of  Securities  at the election of the Company,  as permitted by any provision of the Securities or this  Indenture,  shall be made in accordance with such provision and this Article Eleven.

Section 1103.     Election to Redeem; Notice to Trustee.
                  -------------------------------------

     The election of the Company to redeem any Securities  shall be evidenced by a Board Resolution.  In case of any redemption at the election of the Company of less than all the  Securities  (including any such  redemption  affecting only a single Security),  the Company shall, at least 45 days but not more than 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee),  notify the Trustee of such Redemption Date, of the principal  amount of Securities  to be redeemed and, if  applicable,  of the tenor of the Securities to be redeemed.

Section 1104.     Selection by Trustee of Securities to Be Redeemed.
                  -------------------------------------------------

     If less than all the Securities are to be redeemed  (unless such redemption affects only a single Security),  the particular Securities to be redeemed shall be selected not more than 45 days prior to the  Redemption  Date by the Trustee, from the Outstanding  Securities not previously  called for redemption,  by such method as the Trustee shall deem fair and  appropriate and which may provide for the  selection  for  redemption  of a  portion  of the  principal  amount of any
Security,  provided that the unredeemed  portion of the principal  amount of any
Security  shall be in an authorized  denomination  (which shall not be less than the minimum  authorized  denomination)  for such Security.  If less than all the
Securities and of a specified  tenor are to be redeemed  (unless such redemption affects only a single Security),  the particular Securities to be redeemed shall be selected not more than 45 days prior to the  Redemption  Date by the Trustee, from the Outstanding  Securities and specified  tenor not previously  called for redemption in accordance with the preceding sentence.

     The Trustee shall promptly  notify the Company in writing of the Securities selected for redemption as aforesaid and, in the case of any Securities selected for  partial  redemption  as  aforesaid,  the  principal  amount  thereof  to be redeemed.

     The provisions of the two preceding paragraphs shall not apply with respect to any redemption affecting only a single Security,  whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed  portion  of the  principal  amount  of the  Security  shall be in an authorized  denomination  (which  shall not be less than the minimum  authorized denomination) for such Security.

     For all purposes of this Indenture,  unless the context otherwise requires, all  provisions  relating to the redemption of Securities  shall relate,  in the case of any  Securities  redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

Section 1105.     Notice of Redemption.
                  --------------------

     Notice of redemption shall be given by first-class  mail,  postage prepaid, mailed not less than 30 nor more than 60 days prior to the  Redemption  Date, to each  Holder of  Securities  to be  redeemed,  at its address  appearing  in the
Security  Register.  Unless the Company  defaults  in payment of the  Redemption
Price, on and after the Redemption  Date,  interest shall cease to accrue on the
Securities.

     All notices of redemption shall state:

(1)  the Redemption Date;

(2)  the Redemption Price;

(3)  if less  than all the  Outstanding  Securities  consisting  of more  than a single Security are to be redeemed, the identification (and, in the case of partial  redemption of any such Securities,  the principal  amounts) of the particular  Securities to be redeemed and, if less than all the Outstanding
     Securities  consisting  of a  single  Security  are  to  be  redeemed,  the principal amount of the particular Security to be redeemed;

(4)  that on the  Redemption  Date the  Redemption  Price  will  become  due and payable upon each such  Security to be redeemed  and, if  applicable,  that interest thereon will cease to accrue on and after said date; and

(5)  the place or places  where  each such  Security  is to be  surrendered  for payment of the Redemption Price.

     Notice of  redemption  of  Securities to be redeemed at the election of the
Company  shall be given by the  Company  or, at the  Company's  request,  by the
Trustee in the name and at the expense of the Company and shall be irrevocable.

Section 1106.     Deposit of Redemption Price.
                  ---------------------------

     Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying  Agent (or,  if the  Company  is acting as its own  Paying  Agent, segregate  and hold in trust as  provided  in  Section  1003) an amount of money sufficient to pay the Redemption  Price of, and (except if the  Redemption  Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

Section 1107.     Securities Payable on Redemption Date.
                  -------------------------------------

     Notice of  redemption  having  been given  pursuant  to Section  1105,  the
Securities  to be so redeemed  shall,  on the  Redemption  Date,  become due and payable at the Redemption Price therein specified,  and from and after such date
(unless the Company  shall  default in the payment of the  Redemption  Price and accrued  interest) such  Securities  shall cease to bear or accrue any interest.
Upon  surrender of any such  Security for  redemption  in  accordance  with said notice,  such  Security  shall be paid by the Company at the  Redemption  Price, together  with any  accrued  but  unpaid  interest  to, but not  including,  the
Redemption  Date;  provided,  however,  that  installments of accrued and unpaid interest  whose Stated  Maturity is on or prior to the  Redemption  Date will be payable  to  the  Holders  of  such  Securities,  or  one  or  more  Predecessor
Securities,  registered as such at the close of business on the relevant  Record
Dates according to their terms and the provisions of Section 307.

     If any Security  called for redemption  shall not be so paid upon surrender thereof for  redemption,  the principal and any premium shall,  until paid, bear interest  from  the  Redemption  Date at the  rate  prescribed  therefor  in the
Security.

Section 1108.     Securities Redeemed in Part.
                  ---------------------------

     Any Security which is to be redeemed only in part shall be surrendered at a
Place of Payment therefor (with, if the Company or the Trustee so requires,  due endorsement by, or a written  instrument of transfer in form satisfactory to the
Company and the Trustee  duly  executed  by, the Holder  thereof or his attorney duly  authorized  in writing),  and the Company shall  execute,  and the Trustee shall  authenticate  and deliver to the Holder of such Security  without service charge,  a  new  Security  or  Securities  of  like  tenor,  of  any  authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the  unredeemed  portion of the principal of the Security so surrendered.

Article Twelve

                       DEFEASANCE AND COVENANT DEFEASANCE

Section 1201.     Company's Option to Effect Defeasance or Covenant Defeasance.
                  ------------------------------------------------------------

     The Company may elect,  at its option at any time,  to have Section 1202 or
Section 1203 applied to any Securities  upon  compliance with the conditions set forth below in this  Article.  Any such  election  shall be evidenced by a Board
Resolution.

Section 1202.     Defeasance and Discharge.
                  ------------------------

     Upon the  Company's  exercise  of its option (if any) to have this  Section applied to any  Securities,  the Company shall be deemed to have been discharged from its obligations with respect to such Securities as provided in this Section on and after the date the  conditions  set forth in Section  1204 are  satisfied
(hereinafter called "Defeasance").  For this purpose, such Defeasance means that the Company shall be deemed to have paid and discharged the entire  indebtedness represented by such  Securities and to have satisfied all its other  obligations under  such  Securities  and  this  Indenture  insofar  as such  Securities  are concerned (and the Trustee, at the expense of the Company,  shall execute proper instruments  acknowledging  the same),  subject  to the  following  which  shall survive until otherwise  terminated or discharged  hereunder:  (1) the Company's obligations  with respect to such Securities  under Sections 304, 305, 306, 1002 and 1003, (2) the rights,  powers,  trusts, duties and immunities of the Trustee hereunder and (3) this Article.  Subject to  compliance  with this Article,  the
Company may  exercise  its option (if any) to have this  Section  applied to any
Securities  notwithstanding  the prior  exercise  of its option (if any) to have
Section 1203 applied to such Securities.

Section 1203.     Covenant Defeasance.
                  -------------------

     Upon the  Company's  exercise  of its option (if any) to have this  Section applied to any Securities (1) the Company shall be released from its obligations under Sections 801, Section 1006 to 1008, inclusive,  and any covenants provided pursuant to 901(2) for the benefit of the Holders of such Securities and (2) the occurrence  of any event  specified in Sections  501(3) (with  respect to any of
Section 801, Sections 1006 to 1008, and any such covenants  provided pursuant to
Section  901(2)  shall be deemed not to be or result in an Event of Default,  in each case with  respect to such  Securities  as provided in this  Section on and after  the  date  the  conditions  set  forth  in  Section  1204  are  satisfied
(hereinafter  called  "Covenant  Defeasance").  For this purpose,  such Covenant
Defeasance means that, with respect to such Securities,  the Company may omit to comply with and shall have no  liability  in respect of any term,  condition  or limitation set forth in any such  specified  Section (to the extent so specified in the case of Section 501(3)),  whether directly or indirectly by reason of any reference  elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 1204.     Conditions to Defeasance or Covenant Defeasance.
                  -----------------------------------------------

     The following shall be the conditions to the application of Section 1202 or
Section 1203 to any Securities:

(1)......The Company shall  irrevocably have deposited or caused to be deposited with the Trustee (or  another  trustee  which  satisfies  the  requirements contemplated  by Section  609 and agrees to comply with the  provisions  of this Article  applicable  to it) as trust funds in trust for the purpose of making the following  payments,  specifically  pledged as security for, and dedicated  solely to, the benefits of the Holders of such  Securities,  (A)
     money in an amount,  or (B) U.S.  Government  Obligations which through the
     scheduled   payment  of  principal  and  interest  in  respect  thereof  in accordance with their terms will provide, not later than one day before the due date of any payment,  money in an amount, or (C) a combination thereof, in each case sufficient,  in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge,  and which shall be applied by the Trustee (or any such other qualifying trustee) to pay and discharge, the principal of and interest on such  Securities on the respective  Stated
     Maturities,  in  accordance  with  the  terms  of this  Indenture  and such
     Securities.  As used herein,  "U.S.  Government  Obligation"  means (x) any security  which is (i) a direct  obligation of the United States of America for the payment of which the full faith and credit of the United  States of
     America  is  pledged  or (ii)  an  obligation  of a  Person  controlled  or supervised  by and  acting as an agency or  instrumentality  of the  United
     States of America the payment of which is  unconditionally  guaranteed as a full faith and credit obligation by the United States of America, which, in either case (i) or (ii), is not callable or redeemable at the option of the issuer thereof, and (y) any depositary receipt issued by a bank (as defined in Section  3(a)(2) of the Securities Act) as custodian with respect to any
     U.S. Government  Obligation which is specified in Clause (x) above and held by such bank for the account of the holder of such depositary  receipt,  or with  respect to any  specific  payment of  principal of or interest on any
     U.S.  Government  Obligation which is so specified and held,  provided that
     (except as required by law) such  custodian is not  authorized  to make any deduction from the amount payable to the holder of such depositary  receipt from any amount received by the custodian in respect of the U.S. Government
     Obligation  or the specific  payment of principal or interest  evidenced by such depositary receipt.

(2)......In  the  event  of an  election  to  have  Section  1202  apply  to any
     Securities,  the Company shall have  delivered to the Trustee an Opinion of
     Counsel  stating that (A) the Company has received  from, or there has been published by, the Internal  Revenue  Service a ruling or (B) since the date of this  instrument,  there  has been a change  in the  applicable  Federal income tax law,  in either  case (A) or (B) to the effect  that,  and based thereon such opinion  shall confirm  that,  the Holders of such  Securities will not recognize gain or loss for Federal income tax purposes as a result of the deposit,  Defeasance  and  discharge to be effected  with respect to such  Securities  and will be  subject  to  Federal  income tax on the same amount,  in the same  manner  and at the same times as would be the case if such deposit, Defeasance and discharge were not to occur.

(3)......In  the  event  of an  election  to  have  Section  1203  apply  to any
     Securities,  the Company shall have  delivered to the Trustee an Opinion of
     Counsel  to the  effect  that  the  Holders  of such  Securities  will  not recognize  gain or loss for Federal  income tax purposes as a result of the deposit  and  Covenant  Defeasance  to be  effected  with  respect  to such
     Securities and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would be the case if such  deposit and Covenant Defeasance were not to occur.

(4)......The   Company  shall  have   delivered  to  the  Trustee  an  Officers'
     Certificate  to the  effect  that  it has  been  informed  by the  relevant securities  exchange(s)  that  such  Securities,  if  then  listed  on  any securities exchange, will be delisted as a result of such deposit.

(5)......No  event  which  is, or after  notice  or lapse of time or both  would become,  an Event of Default with respect to such  Securities  or any other
     Securities  shall  have  occurred  and be  continuing  at the  time of such deposit or, with regard to any such event  specified in Sections 501(4) and
     (5), at any time on or prior to the 90th day after the date of such deposit
     (it being  understood  that this  condition  shall not be deemed  satisfied until after such 90th day).

(6)......Such  Defeasance or Covenant Defeasance shall not result in a breach or violation  of,  or  constitute  a default  under,  any  indenture  or other agreement or instrument  for borrowed money to which the Company is a party or by which it is bound.

(7)......Such  Defeasance or Covenant  Defeasance  shall not result in the trust arising from such deposit  constituting  an investment  company  within the meaning of the Investment Company Act unless such trust shall be registered under such Act or exempt from registration thereunder.

(8)......The   Company  shall  have   delivered  to  the  Trustee  an  Officers'
     Certificate  and an Opinion of Counsel,  each stating  that all  conditions precedent with respect to such Defeasance or Covenant  Defeasance have been complied with.

Section 1205.  Deposited  Money and U.S.  Government  Obligations  to Be Held in
     Trust; Miscellaneous Provisions.

     Subject to the  provisions of the last paragraph of Section 1003, all money and U.S. Government  Obligations (including the proceeds thereof) deposited with the Trustee or other qualifying trustee (solely for purposes of this Section and
Section  1206,   the  Trustee  and  any  such  other  trustee  are  referred  to collectively  as the  "Trustee")  pursuant  to  Section  1204 in  respect of any
Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such  Securities and this  Indenture,  to the payment,  either directly or through any such Paying Agent  (including  the Company acting as its own  Paying  Agent)  as the  Trustee  may  determine,  to the  Holders  of  such
Securities,  of all sums due and to become due  thereon in respect of  principal and any premium and interest,  but money so held in trust need not be segregated from other funds except to the extent required by law.

     The Company  shall pay and  indemnify  the Trustee  against any tax, fee or other  charge  imposed on or assessed  against the U.S.  Government  Obligations deposited  pursuant to Section 1204 or the  principal  and interest  received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of Outstanding Securities.

     Anything in this Article to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon  Company  Request any money or U.S.  Government  Obligations  held by it as  provided  in Section  1204 with respect to any Securities which, in the opinion of a nationally  recognized firm of independent public accountants  expressed in a written  certification thereof delivered to the Trustee,  are in excess of the amount  thereof which would then be required to be deposited to effect the Defeasance or Covenant Defeasance,  as the case may be, with respect to such Securities.

Section 1206.     Reinstatement.
                  -------------

     If the  Trustee  or the  Paying  Agent  is  unable  to apply  any  money in accordance  with this Article with  respect to any  Securities  by reason of any order or judgment of any court or governmental authority enjoining,  restraining or otherwise  prohibiting  such  application,  then the  obligations  under this
Indenture  and such  Securities  from which the Company has been  discharged  or released  pursuant to Section  1202 or 1203 shall be revived and  reinstated  as though no deposit had  occurred  pursuant to this  Article  with respect to such
Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 1205 with respect to such Securities in accordance with this Article;  provided,  however,  that if the Company makes any payment of  principal  of or any  premium or  interest on any such  Security following such reinstatement of its obligations, the Company shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

     This  instrument  may be  executed in any number of  counterparts,  each of which so executed shall be deemed to be an original,  but all such  counterparts shall together constitute but one and the same instrument.

     IN WITNESS  WHEREOF,  the parties  hereto have caused this  Indenture to be duly executed,  and their respective  corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

THE PHOENIX COMPANIES, INC.

By:      ________________________
Name:
Title:
                  .........                          [Seal]

Attest:  ________________________
Name:
Title:

SUNTRUST BANK,
as Trustee

By:      ________________________
Name:
Title:
                  .........                          [Seal]

Attest:  ________________________
Name:
Title:

STATE OF          .........         )
                  .........         ) ss.:
COUNTY OF         .........         )

     On  the  ___  day  of   December,   2001,   before   me   personally   came
__________________  to me known, who, being by me duly sworn, did depose and say that s/he is  __________________________  of SUNTRUST  BANK, as described in and which  executed  the  foregoing  instrument;  that  s/he  knows the seal of said banking corporation; that the seal affixed to said instrument is such seal; that it was so  affixed  by  authority  of the  Board of  Directors  of said  banking corporation; and that s/he signed her/his name thereto by like authority.

By: _______________________________

STATE OF          .........         )
                  .........         ) ss.:
COUNTY OF         .........         )

     On  the  ___  day  of   December,   2001,   before   me   personally   came
__________________  to me known, who, being by me duly sworn, did depose and say that s/he is  __________________________  of THE  PHOENIX  COMPANIES,  INC.,  as
described in and which  executed the foregoing  instrument;  that s/he knows the seal of said  corporation;  that the seal  affixed  to said  instrument  is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that s/he signed her/his name thereto by like authority.

By: _______________________________

A-7
NYB 509536. 11
21273747v1
                                    EXHIBIT A

                                 [SPECIMEN BOND]

                           (FORM OF FACE OF SECURITY)

     This  Security is a Global  Security  within the  meaning of the  Indenture hereinafter  referred  to and is  registered  in the name of a  Depositary  or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person  other than the  Depositary  or its nominee  only in the limited  circumstances  described  in the  Indenture,  and no  transfer  of this
Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the  Depositary or by a nominee of the Depositary to the Depositary or  another  nominee  of the  Depositary)  may be  registered  except in limited circumstances.

     Unless this  Security is presented by an authorized  representative  of The
Depository Trust Company (55 Water Street,  New York, New York) to the issuer or its agent for  registration of transfer,  exchange or payment,  and any Security issued is registered in the name of Cede and Co. or such other name as requested by an authorized  representative of The Depository Trust Company and any payment hereon is made to Cede and Co. or such other name as requested by an  authorized representative  of The Depository Trust Company,  ANY TRANSFER,  PLEDGE OR OTHER
USE  HEREOF  FOR  VALUE OR  OTHERWISE  BY OR TO A PERSON IS  WRONGFUL  since the registered owner hereof, Cede and Co., has an interest herein.

Certificate No.   .........
$300,000,000
CUSIP No. 71902E 20 8

                           THE PHOENIX COMPANIES, INC.

                     7.45% Quarterly Interest Bond due 2032

     THE PHOENIX COMPANIES,  INC., a Delaware  corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred
to), for value  received,  hereby  promises to pay to CEDE and CO. or registered assigns,  the principal sum of THREE HUNDRED MILLION DOLLARS  ($300,000,000)  on
January 15,  2032,  and to pay  interest  on the  outstanding  principal  amount thereon from  December  27, 2001,  or from the  immediately  preceding  interest payment date (each such date, an "Interest  Payment Date") to which interest has been paid or duly  provided  for,  quarterly in arrears on January 15, April 15,
July 15 and October 15 of each year,  commencing  April 15, 2002, at the rate of
7.45% per annum,  until the entire  principal  hereof  shall have become due and payable and,  until the  principal  hereof is paid or duly  provided for or made available for payment.  The amount of interest payable on this security shall be computed on the basis of a 360-day year of twelve 30-day months.

     In the event that any date on which interest is payable on this Security is not a Business Day,  then payment of interest  payable on such date will be made on the next  succeeding  day that is a Business Day (and without any interest or other  payment in respect of any such delay).  A "Business  Day" shall mean each
Monday,  Tuesday,  Wednesday,  Thursday  and Friday  which is not a day on which banking institutions in New York, New York, Hartford, Connecticut, the Corporate
Trust  Office or any Place of Payment  are  authorized  or  obligated  by law or executive order to close.  The interest  installment so payable,  and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the
Indenture,  be paid to the  Person in whose name this  Security  (or one or more
Predecessor Securities) is registered at the close of business on the January 1,
April 1, July 1 or October 1 immediately preceding such Interest Payment Date (a
"Regular  Record Date").  Any such interest  installment  not punctually paid or duly provided for shall forthwith  cease to be payable to the registered  Holder on such  Regular  Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special  Record Date to be fixed by the Trustee for the payment of such Defaulted Interest,  notice whereof shall be given to the Holder of this
Security not less than 10 days prior to such Special  Record Date, or be paid at any time in any other lawful manner not  inconsistent  with the  requirements of any  securities  exchange on which this  Security  may be listed,  and upon such notice as may be required by such  exchange,  all as more fully  provided in the
Indenture.

     The principal of and the interest on this Security  shall be payable at the office or agency of the Company maintained for that purpose in the United States in such coin or  currency  of the United  States of America  that at the time of payment is legal  tender for  payment of public  and  private  debts;  provided, however,  that  payment of interest  may be made at the option of the Company by check  mailed to the  registered  Holder at such  address as shall appear in the
Security Register.  Notwithstanding the foregoing, so long as the Holder of this
Security is a Depository (or its nominee,  including,  without limitation,  Cede and Co.), the payment of the principal of (and premium,  if any) and interest on this  Security  will  be  made  at such  place  and to  such  account  as may be designated by such Depository (or its nominee,  including,  without  limitation,
Cede and Co.). All payments of principal and interest hereunder shall be made in immediately available funds.

     Reference  is hereby made to the further  provisions  of this  Security set forth below,  which  further  provisions  shall for all  purposes  have the same effect as if set forth at this place.

     Unless the  certificate of  authentication  hereon has been executed by the
Trustee by manual signature,  this Security shall not be entitled to any benefit under the Indenture or be valid for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

THE PHOENIX COMPANIES, INC.

By:               .........
    ----------------------------------------
Name:
Title:

Attest:
By:               .........
    ----------------------------------------
Name:
Title:

                          CERTIFICATE OF AUTHENTICATION

This is one of the Securities referred to in the within-mentioned Indenture.

Dated:
SUNTRUST BANK,
as Trustee

By:               .........
    -------------------------------------------------
         Authorized Signatory

                          (FORM OF REVERSE OF SECURITY)

     This  Security  is one of a duly  authorized  issue  of  Securities  of the
Company, designated as its 7.45% Quarterly Interest Bonds due 2032, issued under and pursuant to an  Indenture,  dated as of December 27, 2001 (the  "Indenture")
between the Company and SunTrust Bank, as Trustee  (herein called the "Trustee,"
which  term  includes  any  successor  trustee  under the  Indenture),  to which
Indenture and all indentures supplemental thereto reference is hereby made for a description  of the  rights,  limitations  of  rights,  obligations,  duties and immunities  thereunder  of the  Trustee,  the  Company  and the  Holders  of the
Securities,  and of the terms  upon  which the  Securities  are,  and are to be, authenticated and delivered.

     All terms used in this  Security  that are defined in the  Indenture  shall have the meanings assigned to them in the Indenture.

     The Securities are redeemable, in whole or in part, at any time on or after
January 15, 2007, at the Company's  option,  at a redemption price equal to 100%
of the principal amount of the Securities being redeemed plus accrued and unpaid interest  thereon to, but not including,  the Redemption  Date (the  "Redemption
Price").

     The  Securities are  redeemable,  in whole but not in part, at any time, at the  Company's  option,  at a  redemption  price equal to 100% of the  principal amount of the Securities being redeemed plus accrued and unpaid interest thereon to, but not including,  the Redemption  Date if on or after December 27, 2001, a
Change in U.S. Tax Laws (as defined below)  results in a substantial  likelihood that the Company will not be able to deduct the full amount of interest  accrued on the  Securities for U.S.  Federal income tax purposes.  A "Change in U.S. Tax
Laws" means (i) any actual or proposed change in or amendment to the laws of the
U.S. or regulations or rulings  promulgated under those laws; (ii) any change in the way those laws, rulings or regulations are interpreted, applied or enforced;
(iii) any action taken by a taxing  authority that applies to the Company;  (iv)
any court decision, whether or not in a proceeding involving the Company; or (v)
any technical advice memorandum,  letter ruling or administrative  pronouncement
issued  by  the  U.S.  Internal  Revenue  Service,   based  on  a  fact  pattern
substantially  similar to that pertaining to the Company. If (i) notice has been given as provided in the next paragraph and (ii) funds for the redemption of any
Securities  called for redemption  shall have been made available as provided in the Indenture on the Redemption Date referred to in such notice, such Securities will  cease to bear or accrue  interest  on the date  fixed for such  redemption specified in such notice,  and the only right of the Holders of such  Securities will be to receive payment of the Redemption Price.

     Notice  of any  optional  redemption  will be  given  to  Holders  at their addresses,  as shown in the Security Register, not more than 60 nor less than 30 days prior to the Redemption Date. The notice of redemption will specify,  among other items,  the  Redemption  Price and the principal  amount of the Securities held by each Holder to be redeemed.  If less than all the  Securities  are to be redeemed at the option of the  Company,  the Company  will notify the Trustee at least 45 days  but not more  than 60 days  prior to the  Redemption  Date of the aggregate principal amount of the Securities to be redeemed and their Redemption
Date.  The Trustee  shall  select not more than 45 days prior to the  Redemption
Date,  in such manner as it shall deem fair and  appropriate,  Securities  to be redeemed in whole or in part.

     In the event of redemption of this Security in part only, a new Security or
Securities for the  unredeemed  portion hereof will be issued in the name of the
Holder hereof upon the cancellation hereof.

     The Securities are not redeemable at the option of any Holder thereof, upon the  occurrence of any  particular  circumstances  or otherwise.  The Securities shall not have the benefit of any sinking fund.

     If an Event of Default shall occur and be continuing,  the principal of all the  Securities  shall  become or may be declared due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

     The  Indenture   contains   provisions  for  satisfaction,   discharge  and
defeasance  at any  time  of the  entire  indebtedness  of  this  Security  upon compliance by the Company with certain conditions set forth in the Indenture.

     The Indenture  permits,  with certain  exceptions as therein provided,  the amendment  thereof and the  modification  of the rights and  obligations  of the
Company and the rights of the Holders of the Securities to be affected under the
Indenture  at any time by the Company  and the  Trustee  with the consent of the
Holders  of a  majority  in  principal  amount  of the  Securities  at the  time
Outstanding to be affected.  The Indenture also contains  provisions  permitting
Holders of specified  percentages  in principal  amount of the Securities at the time  Outstanding,  on  behalf  of the  Holders  of  all  Securities,  to  waive compliance  by the Company with certain  provisions of the Indenture and certain past defaults  under the Indenture and their  consequences.  Any such consent or waiver by the Holder of this Security  shall be conclusive and binding upon such
Holder and upon all future  Holders of this Security and of any Security  issued upon the  registration  of transfer  hereof or in  exchange  therefor or in lieu hereof,  whether  or not  notation  of such  consent or waiver is made upon this
Security.

     No reference  herein to the  Indenture and no provision of this Security or of the Indenture  shall alter or impair the obligation of the Company to pay the principal and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Securities  Register, upon  surrender of this Security for  registration  of transfer at the office or agency of the  Company  maintained  under the  Indenture  duly  endorsed  by, or accompanied by a written  instrument of transfer,  in form  satisfactory  to the
Company and the Securities Registrar,  duly executed by the Holder hereof or his or her  attorney  duly  authorized  in writing,  and  thereupon  one or more new
Securities,  of authorized  denominations  and for the same aggregate  principal amount, will be issued to the designated  transferee or transferees.  No service charge shall be made for any such registration of transfer or exchange,  but the
Company may require payment of a sum sufficient to cover any tax,  assessment or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Company,  the  Trustee and any agent of the Company or the Trustee may treat the
Person in whose name this  Security is  registered  as the owner  hereof for all purposes,  whether or not this Security be overdue, and neither the Company, the
Trustee nor any such agent shall be affected by notice to the contrary.

     This Global Security is exchangeable for Securities in definitive form only under certain limited  circumstances set forth in the Indenture.  Securities are issuable in registered  form only and in  denominations  of $25 and any integral
multiple  thereof.   As  provided  in  the  Indenture  and  subject  to  certain limitations herein and therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     The  Company  and,  by its  acceptance  of this  Security  or a  beneficial interest  therein,  the Holder of, and any  Person  that  acquires a  beneficial interest  in, this  Security  agree that for U.S.  Federal,  State and local tax purposes it is intended that this Security constitute indebtedness.

THIS SECURITY  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAW OF
THE STATE OF NEW YORK.